UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 070302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund)

Date of reporting period: April 30, 2017

FORM N-CSR

Item 1.   Reports to Stockholders.

MainStay Absolute Return Multi-Strategy Fund

Message from the President and Annual Report

April 30, 2017

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Message from the President

The 12 months ended April 30, 2017, proved to be a strong period for many equity investors. The growth in U.S. stocks, however, wasn’t entirely uniform.

In June 2016, the United Kingdom voted to leave the European Union, which caused a sudden but short-lived dip in stocks around the world.

After the market recovered, U.S. stocks faltered slightly on uncertainty about the outcome of the U.S. election. Once the Republicans had gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market continued to climb through the end of the reporting period.

According to FTSE-Russell U.S. market data, growth and value stocks at all capitalization levels earned solid double-digit returns during the reporting period. Although growth stocks outperformed value stocks among large-capitalization stocks, value stocks outperformed growth stocks among mid-cap, small-cap and micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest increases—in both absolute and percentage terms—among short-term U.S. Treasury securities. The yield on the 1-month U.S. Treasury bill ended the reporting period more than five times higher than where it began, and the yield on the 3-month U.S. Treasury bill increased by more than two and a half times.

When interest rates rise, bond prices tend to decline (and vice versa). Even so, most broad fixed-income asset classes provided positive total returns. Major exceptions included intermediate- and long-term U.S. government bonds and longer-term municipal bonds. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns for the 12-month reporting period.

International stocks provided double-digit positive returns during the reporting period, with Europe, the Pacific region and Japan all providing solid performance. Emerging markets provided even stronger performance for the reporting period, despite weak commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the 12 months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended April 30, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/18/2015	–3.16 2.48%	–1.96 1.05%	3.48 3.48%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/18/2015	–3.39 2.24	–2.19 0.82	3.67 3.67
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/18/2015	0.38 1.38	–0.02 –0.02	4.39 4.39
Class I Shares	No Sales Charge		6/18/2015	2.80	1.28	3.20

Benchmark Performance	One Year	Five Years or Since Inception
HFRX Absolute Return Index[3]	1.79%	0.91%
S&P 500 Index[4]	17.92	8.73
Average Lipper Alternative Multi-Strategy Fund[5]	3.91	0.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any), changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the consolidated financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRX Absolute Return Index is the Fund’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Fund’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Alternative Multi-Strategy Fund is representative of funds that seek total returns through the management of several different hedge-fund like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Cost in Dollars of a $1,000 Investment in MainStay Absolute Return Multi-Strategy Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,018.60	$14.41	$1,010.50	$14.36	2.88%

Investor Class Shares	$1,000.00	$1,017.20	$15.90	$1,009.00	$15.84	3.18%

Class C Shares	$1,000.00	$1,012.80	$19.56	$1,005.40	$19.49	3.92%

Class I Shares	$1,000.00	$1,020.80	$13.33	$1,011.60	$13.27	2.66%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized net expense ratio to reflect the six-month period.

6	MainStay Absolute Return Multi-Strategy Fund

The Fund pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each investmentstrategy and Subadvisor. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Fund’s assets by employing a variety of non-traditional investment strategies. The Fund employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Fund’s absolute return investment approach seeks to provide positive returns over a complete market cycle.

Strategy Allocation as of April 30, 20171 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”).

Master Limited Partnerships (“MLPs”):  This strategy seeks to deliver both current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income:  This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps and related options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

7

Global Macro:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

8	MainStay Absolute Return Multi-Strategy Fund

Manager Allocation as of April 30, 20171 (Unaudited)

1	Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investments) (Unaudited)

1.	Energy Transfer Partners, L.P.

2.	Syngenta A.G., Registered

3.	MoneyGram International, Inc.

4.	Targa Resources Corp.

5.	Williams Cos., Inc.
6.	Rexel S.A., 2.625%–3.50%, due 6/15/22–6/15/24

7.	Energy Transfer Equity, L.P.

8.	B.C. ULC / New Red Finance, Inc., 4.625%, due 1/15/22

9.	Quintiles IMS, Inc., 3.25%, due 3/15/25

10.	MPLX, L.P.

Top Five Short Positions as of April 30, 2017 (Unaudited)

1.	United States Oil Fund, L.P.

2.	SPDR S&P 500 ETF Trust

3.	Zillow Group, Inc.

4.	Liberty Broadband Corp.

5.	Schibsted ASA

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Absolute Return Multi-Strategy Fund perform relative to its benchmarks and peers during the 12 months ended April 30, 2017?

Excluding all sales charges, MainStay Absolute Return Multi-Strategy Fund returned 2.48% for Class A shares, 2.24% for Investor Class shares and 1.38% for Class C shares for the 12 months ended April 30, 2017. Over the same period, Class I shares returned 2.80%. For the 12 months ended April 30, 2017, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 1.79% return of the HFRX Absolute Return Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 17.92% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark index, and the 3.91% return of the Average Lipper3 Alternative Multi-Strategy Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Judd B. Cryer no longer serves as a portfolio manager of the Fund. Jerry V. Swank, Libby F. Toudouze and John Musgrave continue to manage the Master Limited Partnerships (“MLPs”) strategy of the Fund for Cushing Asset Management, LP, a subadvisor to the Fund. For more information on this change, please see the prospectus supplement dated February 28, 2017.

What factors affected the Fund’s performance relative to its primary benchmark during the reporting period?

Several factors contributed to the Fund’s performance relative to the HFRX Absolute Return Index. (Contributions take weightings and total returns into account.) The primary positive contributors were the midstream MLP strategy and the global alpha strategy. The hedged MLP strategy benefited from stabilization in the oil industry and some weakness in crude oil prices. Managed futures was the only strategy that provided a negative contribution to the Fund’s relative performance during the reporting period as trend reversals wiped out any short-term gains.

During the reporting period, how did the Fund’s performance correlate with traditional equity and fixed-income indices?

The Fund maintained modest correlation to traditional equity indices and low correlation to fixed-income indices during the reporting period. The Fund’s correlation to the S&P 500 Index was 61%, and the Fund’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index4 was –25%.

During the reporting period, how did the Fund’s volatility compare to that of traditional investment-grade fixed-income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Fund’s volatility was closer to that of traditional investment-grade fixed-income indices than it was to traditional equity indices. The volatility of the Fund during the reporting period was 3.1%. This compared to 3.4% for the Bloomberg Barclays Aggregate Bond Index, 3.6% for the BofA Merrill Lynch U.S. High Yield Master II Index,5 and 9.58% for the S&P 500® Index.

How did the Fund use derivatives during the reporting period?

The Fund used derivatives for a variety of purposes, including alpha6 generation, hedging and operational efficiency. For example, we used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices. The nontraditional fixed-income managers used interest-rate derivatives for hedging specific exposures in their sleeves. Also, in the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Fund because of the functions they perform within the Fund. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. Nevertheless,

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch U.S. High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.
6.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay Absolute Return Multi-Strategy Fund

derivatives contributed materially to the Fund’s performance during the reporting period.

How did you allocate the Fund’s assets among each of the strategies during the reporting period and why?

The Fund’s allocations are based on the estimated optimal risk-return distribution of assets taking into account both the risk and return expectations. See the chart on page 7 for strategy allocations as of April 30, 2017. (It is generally not possible to increase return without taking additional risk, and the Fund generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature; and as a result, allocations tend to be quite stable over time. The Fund’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy became available for investment that we believe would likely further support the Fund’s investment goal.

How did the tactical allocation among the strategies affect the Fund’s performance during the reporting period?

In the middle of 2016, we decided to take off the overweight in the flexible bond strategy, as the spreads in the asset class narrowed to longer-term averages. This tactical allocation contributed positively to the Fund’s performance. In addition, we also trimmed exposure to the managed futures strategy and allocated some more capital to the hedged MLP and global opportunities strategies. This allocation change was driven by improved expectations in the MLP space, along with a desire to further diversify risk. This trade contributed positively to Fund performance during the reporting period.

During the reporting period, how did each strategy either contribute to or detract from the Fund’s absolute performance?

During the reporting period, the Fund saw its greatest positive contributions from midstream MLP7 (+0.94%), global alpha8 (+0.90%) and credit opportunities9 (+0.82%). Other positive contributors included flexible bond (+0.58%), global opportunities (+0.57%), equity global market neutral (+0.55%), risk arbitrage (+0.52%) and tactical/completion (+0.15%). The only negative contributor during the reporting period was managed futures (–0.67%).

How did the Fund’s strategy weightings change during the reporting period?

The only strategic change during the reporting period was the merger of the global opportunities and the global alpha strategies. Tactical changes, discussed above, included removing an overweight in the flexible bond strategy, reducing exposure to managed futures and increasing allocations to the hedged MLPs and global opportunities strategies.

7.	The Master Limited Partnerships and other energy companies portion of the Fund consists of two underlying strategies: The midstream MLP strategy and the upstream MLP strategy.
8.	The global macro portion of the Fund consisted of two underlying strategies for part of the reporting period: the global alpha strategy and the global opportunities strategy. These strategies merged during the reporting period.
9.	The credit long/short or non-traditional fixed-income portion of the Fund consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Consolidated Portfolio of Investments April 30, 2017

	Principal Amount		Value
Long-Term Bonds 14.4%† Corporate Bonds 8.9%
Apparel 0.1%
Hanesbrands Finance Luxembourg SCA Series Reg S 3.50%, due 6/15/24	EUR	100,000	$112,712

Auto Parts & Equipment 0.7%
Adient Global Holdings, Ltd. Series Reg S 3.50%, due 8/15/24		200,000	223,034
IHO Verwaltungs GmbH (a)
Series Reg S, (4.00% PIK) 3.25%, due 9/15/23		100,000	113,309
Series Reg S, (4.50% PIK) 3.75%, due 9/15/26		200,000	226,126
Lear Corp. 4.75%, due 1/15/23		$213,000	220,707
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)		215,000	225,750

			1,008,926

Banks 0.3%
Bank of America Corp.
4.20%, due 8/26/24		55,000	56,627
5.625%, due 7/1/20		50,000	54,915
Citigroup, Inc. 4.60%, due 3/9/26		60,000	62,243
Goldman Sachs Group, Inc.
5.375%, due 3/15/20		50,000	54,133
6.75%, due 10/1/37		50,000	62,347
Morgan Stanley
5.00%, due 11/24/25		55,000	59,708
5.50%, due 1/26/20		50,000	54,327

			404,300

Beverages 0.1%
Constellation Brands, Inc. 7.25%, due 5/15/17		170,000	170,325

Building Materials 0.5%
Cemex Finance LLC Series Reg S 9.375%, due 10/12/22		415,000	446,644
Cemex SAB de CV
Series Reg S 4.375%, due 3/5/23	EUR	100,000	114,224

	Principal Amount		Value
Building Materials (continued)
Cemex SAB de CV (continued)
Series Reg S 4.75%, due 1/11/22	EUR	100,000	$113,401

			674,269

Chemicals 0.1%
Axalta Coating Systems LLC Series Reg S 4.25%, due 8/15/24		100,000	116,382
SPCM S.A. 4.875%, due 9/15/25 (b)		$68,000	68,765

			185,147

Commercial Services 0.2%
La Financiere Atalian SAS Series Reg S 4.00%, due 5/15/24	EUR	100,000	110,630
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (b)		$183,000	190,091

			300,721

Distribution & Wholesale 0.4%
♦Rexel S.A.
Series Reg S 2.625%, due 6/15/24	EUR	100,000	107,991
Series Reg S 3.25%, due 6/15/22		165,000	186,654
VWR Funding, Inc. Series Reg S 4.625%, due 4/15/22		200,000	227,263

			521,908

Electric 0.4%
EDP Finance B.V. Series Reg S 6.00%, due 2/2/18		$200,000	205,152
Gas Natural Fenosa Finance B.V. Series Reg S 4.125%, due 11/29/49 (c)	EUR	300,000	343,946

			549,098

Engineering & Construction 0.2%
SPIE S.A. Series Reg S 3.125%, due 3/22/24		200,000	223,614

Entertainment 0.0%‡
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21		$45,000	46,462

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investments. May be subject to change daily.
∎	Among the Fund’s 5 largest short positions as of April 30, 2017. May be subject to change daily.

12	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Food 0.5%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.75%, due 3/15/25 (b)		$10,000	$9,725
Barry Callebaut Services N.V. Series Reg S 2.375%, due 5/24/24	EUR	100,000	$112,490
Kraft Heinz Foods Co. 2.80%, due 7/2/20		$95,000	96,486
Nomad Foods Bondco PLC Series Reg S 3.25%, due 5/15/24	EUR	100,000	110,460
Post Holdings, Inc. 7.75%, due 3/15/24 (b)		$215,000	238,919
Tyson Foods, Inc. 3.95%, due 8/15/24		105,000	108,041

			676,121

Food Services 0.2%
Aramark International Finance S.A.R.L Series Reg S 3.125%, due 4/1/25	EUR	100,000	112,743
Aramark Services, Inc. 5.125%, due 1/15/24		$140,000	147,700

			260,443

Forest Products & Paper 0.2%
Smurfit Kappa Acquisitions Unlimited Co. Series Reg S 2.375%, due 2/1/24	EUR	200,000	221,672

Health Care—Products 0.3%
Boston Scientific Corp. 2.85%, due 5/15/20		$100,000	101,427
Hologic, Inc. 5.25%, due 7/15/22 (b)		290,000	305,588

			407,015

Health Care—Services 0.4%
Fresenius Medical Care U.S. Finance II, Inc. 4.75%, due 10/15/24 (b)		100,000	102,250
HCA, Inc. 5.875%, due 3/15/22		245,000	271,644
Laboratory Corporation of America Holdings 2.625%, due 2/1/20		100,000	100,711

			474,605

Home Builders 0.0%‡
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24		40,000	42,100

	Principal Amount		Value
Household Products & Wares 0.2%
Spectrum Brands, Inc.
Series Reg S 4.00%, due 10/1/26	EUR	200,000	$226,796
6.625%, due 11/15/22		$50,000	52,625

			279,421

Housewares 0.0%‡
Newell Brands, Inc. 5.00%, due 11/15/23		22,000	23,466

Internet 0.1%
Netflix, Inc. Series Reg S 3.625%, due 5/15/27	EUR	147,000	160,127

Lodging 0.1%
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (b)		$100,000	100,750

Media 0.9%
Altice Luxembourg S.A. Series Reg S 7.25%, due 5/15/22	EUR	100,000	115,085
CCO Holdings LLC / CCO Holdings Capital Corp. (b)
5.875%, due 4/1/24		$100,000	107,125
5.875%, due 5/1/27		70,000	74,462
SFR Group S.A. 6.00%, due 5/15/22 (b)		200,000	208,500
Sirius XM Radio, Inc. (b)
5.75%, due 8/1/21		210,000	217,875
6.00%, due 7/15/24		45,000	48,150
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)		200,000	205,250
Ziggo Secured Finance B.V. Series Reg S 4.25%, due 1/15/27	EUR	200,000	230,105

			1,206,552

Metal Fabricate & Hardware 0.1%
Vallourec S.A. Series Reg S 2.25%, due 9/30/24		100,000	87,954

Oil & Gas 0.0%‡
Newfield Exploration Co. 5.75%, due 1/30/22		$50,000	53,125

Packaging & Containers 0.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 5/15/24	EUR	100,000	119,671

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Consolidated Portfolio of Investments April 30, 2017 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Ball Corp. 4.375%, due 12/15/23	EUR	325,000	$395,585
Crown European Holdings S.A. Series Reg S 2.625%, due 9/30/24		100,000	108,577
Sealed Air Corp.
Series Reg S 4.50%, due 9/15/23		230,000	279,576
4.875%, due 12/1/22 (b)		$75,000	78,188

			981,597

Pharmaceuticals 0.2%
AbbVie, Inc. 2.50%, due 5/14/20		100,000	100,869
Grifols S.A. Series Reg S 3.20%, due 5/1/25	EUR	100,000	108,228

			209,097

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22		$50,000	51,437

Real Estate Investment Trusts 0.2%
Equinix, Inc.
5.375%, due 1/1/22		27,000	28,552
5.375%, due 4/1/23		200,000	208,250

			236,802

Retail 1.0%
♦B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (b)		480,000	494,544
Dollar Tree, Inc. 5.75%, due 3/1/23		365,000	387,265
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (b)
5.00%, due 6/1/24		180,000	185,850
5.25%, due 6/1/26		100,000	102,500
Mobilux Finance S.A.S. Series Reg S 5.50%, due 11/15/24	EUR	100,000	113,013
O’Reilly Automotive, Inc. 3.80%, due 9/1/22		$80,000	83,407

			1,366,579

Software 0.4%
♦Quintiles IMS, Inc. Series Reg S 3.25%, due 3/15/25	EUR	450,000	492,110

	Principal Amount		Value
Telecommunications 0.4%
Nokia OYJ Series Reg S 2.00%, due 3/15/24	EUR	100,000	$108,758
Sprint Communications, Inc. 9.00%, due 11/15/18 (b)		$180,000	196,875
T-Mobile USA, Inc. 6.375%, due 3/1/25		50,000	54,641
Telefonica Europe B.V. (c)
Series Reg S 3.75%, due 12/31/49	EUR	100,000	111,969
Series Reg S 4.20%, due 12/29/49		100,000	114,995

			587,238

Total Corporate Bonds (Cost $11,896,875)			12,115,693

Foreign Bonds 5.5%
Belgium 0.3%
Ontex Group N.V. Series Reg S 4.75%, due 11/15/21		100,000	113,753
Solvay Finance S.A. Series Reg S 5.869%, due 12/29/49 (c)		200,000	249,450

			363,203

France 1.3%
Accor S.A. Series Reg S 4.125%, due 6/30/49 (c)		200,000	226,640
HomeVi S.A.S. Series Reg S 6.875%, due 8/15/21		175,000	199,903
La Financiere Atalian S.A.S. Series Reg S 7.25%, due 1/15/20		120,000	135,941
Orange S.A. Series Reg S 5.875%, due 12/31/49 (c)	GBP	100,000	142,310
PSA Tresorerie GIE 6.00%, due 9/19/33	EUR	65,000	85,355
♦Rexel S.A. Series Reg S 3.50%, due 6/15/23		200,000	227,555
SPCM S.A. Series Reg S 2.875%, due 6/15/23		100,000	111,335
Tereos Finance Groupe I S.A. Series Reg S 4.125%, due 6/16/23		100,000	109,066

14	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Foreign Bonds (continued)
France (continued)
TOTAL S.A. Series Reg S 3.875%, due 12/29/49 (c)	EUR	100,000	$116,737
Veolia Environnement S.A. Series Reg S 4.85%, due 1/29/49 (c)	GBP	300,000	399,691

			1,754,533

Germany 1.0%
CeramTec Group GmbH Series Reg S 8.25%, due 8/15/21	EUR	230,000	265,584
Kirk Beauty One GmbH Series Reg S 8.75%, due 7/15/23		100,000	119,502
Techem GmbH Series Reg S 6.125%, due 10/1/19		375,000	422,278
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
Series Reg S 5.125%, due 1/21/23		81,000	92,627
Series Reg S 5.50%, due 9/15/22		162,000	184,001
Vonovia Finance B.V. Series Reg S 4.625%, due 4/8/74 (c)		300,000	346,817

			1,430,809

Ireland 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
Series Reg S 4.125%, due 5/15/23		100,000	115,255
Series Reg S 4.25%, due 1/15/22		35,065	39,247

			154,502

Italy 0.3%
Enel S.p.A. (c)
Series Reg S 6.50%, due 1/10/74		278,000	327,506
Series Reg S 7.75%, due 9/10/75	GBP	100,000	145,062

			472,568

Luxembourg 0.5%
Telenet Finance V Luxembourg SCA
Series Reg S 6.25%, due 8/15/22	EUR	100,000	114,104
Series Reg S 6.75%, due 8/15/24		100,000	119,901

	Principal Amount		Value
Luxembourg (continued)
Trionista Holdco GmbH Series Reg S 5.00%, due 4/30/20	EUR	400,000	$442,465

			676,470

Netherlands 0.3%
InterXion Holding N.V. Series Reg S 6.00%, due 7/15/20		150,000	170,104
LGE HoldCo VI B.V. Series Reg S 7.125%, due 5/15/24		210,000	259,360

			429,464

South Africa 0.1%
Sappi Papier Holding GmbH Series Reg S 4.00%, due 4/1/23		100,000	114,365

Spain 0.3%
Grupo Antolin Dutch B.V. Series Reg S 5.125%, due 6/30/22		200,000	233,382
Iberdrola International B.V. Series Reg S 5.75%, due 2/27/49 (c)		100,000	113,832
Telefonica Europe B.V. Series Reg S 5.00%, due 3/31/49 (c)		100,000	117,372

			464,586

Swaziland 0.2%
Dufry Finance SCA Series Reg S 4.50%, due 8/1/23		200,000	233,742

Sweden 0.2%
Verisure Holding AB Series Reg S 6.00%, due 11/1/22		189,000	222,863

United Kingdom 0.6%
Alliance Automotive Finance PLC Series Reg S 6.25%, due 12/1/21		125,000	143,917
Synlab Bondco PLC Series Reg S 6.25%, due 7/1/22		400,000	471,732
Worldpay Finance PLC Series Reg S 3.75%, due 11/15/22		200,000	235,474

			851,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Consolidated Portfolio of Investments April 30, 2017 (continued)

	Principal Amount		Value
Foreign Bonds (continued)
United States 0.3%
Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25	EUR	215,000	$240,640
LKQ Italia Bondco S.p.A. Series Reg S 3.875%, due 4/1/24		100,000	116,168

			356,808

Total Foreign Bonds (Cost $7,613,703)			7,525,036

Total Long-Term Bonds (Cost $19,510,578)			19,640,729

	Shares
Common Stocks 32.2%
Advertising 0.0%‡
IPSOS (d)		1,420	45,538

Aerospace & Defense 0.2%
Leonardo S.p.A. (d)(e)		10,831	170,248
Spirit AeroSystems Holdings, Inc., Class A (d)		1,900	108,604

			278,852

Agriculture 0.2%
Bunge, Ltd. (d)		2,000	158,060
Universal Corp. (d)		1,800	132,210

			290,270

Airlines 0.3%
Air France-KLM (d)(e)		17,237	144,859
Deutsche Lufthansa A.G., Registered (d)		9,428	162,676
Qantas Airways, Ltd.		39,947	126,828

			434,363

Apparel 0.4%
Christian Dior S.E.		840	230,537
Michael Kors Holdings, Ltd. (d)(e)		4,000	149,320
Skechers U.S.A., Inc., Class A (d)(e)		5,800	146,450

			526,307

Auto Manufacturers 0.4%
Fiat Chrysler Automobiles N.V. (d)(e)		14,799	167,492
Peugeot S.A. (d)(e)		7,840	164,269
Wabash National Corp. (d)		6,300	143,514

			475,275

Auto Parts & Equipment 0.4%
Grammer A.G.		818	50,122
Haldex AB		30,172	405,368
Titan International, Inc. (d)		9,300	99,603

			555,093

	Shares	Value
Banks 1.0%
BGEO Group PLC (d)	3,095	$144,311
Customers Bancorp, Inc. (d)(e)	4,200	129,906
Deutsche Pfandbriefbank A.G. (b)(d)	10,305	138,070
First BanCorp (d)(e)	4,100	24,108
First Foundation, Inc. (d)(e)	500	7,850
First Hawaiian, Inc. (d)	4,600	136,942
Franklin Financial Network, Inc. (d)(e)	2,200	89,210
Mediobanca S.p.A. (d)	17,710	170,248
OFG Bancorp (d)	9,100	106,470
OneSavings Bank PLC (d)	17,162	97,426
Opus Bank (d)	6,500	146,575
Shawbrook Group PLC (b)(e)	3,524	15,610
Societe Generale S.A. (d)	3,102	169,660
SpareBank 1 SMN	1,618	13,474

		1,389,860

Beverages 0.1%
Coca-Cola Bottling Co. Consolidated (d)	600	127,116

Building Materials 0.4%
Builders FirstSource, Inc. (d)(e)	8,700	139,287
Buzzi Unicem S.p.A.	6,207	91,751
CSR, Ltd.	38,250	140,344
Ibstock PLC (b)	27,290	80,942
Inwido AB	2,086	29,969
Polypipe Group PLC (d)	7,497	38,675

		520,968

Chemicals 1.6%
Chemours Co. (d)	3,400	136,986
Covestro A.G. (b)(d)	1,940	151,224
Huntsman Corp. (d)	4,700	116,419
Koppers Holdings, Inc. (d)(e)	900	38,205
Lenzing A.G. (d)	126	23,498
Monsanto Co.	3,800	443,118
Mosaic Co. (d)	5,300	142,729
Rayonier Advanced Materials, Inc. (d)	6,700	88,775
♦Syngenta A.G., Registered (e)	1,353	628,771
Valspar Corp.	3,967	446,049

		2,215,774

Commercial Services 1.3%
American Public Education, Inc. (d)(e)	2,300	50,830
Avis Budget Group, Inc. (d)(e)	5,500	167,750
Barrett Business Services, Inc. (d)	100	5,766
CoreLogic, Inc. (d)(e)	1,700	72,658
Euronet Worldwide, Inc. (d)(e)	1,400	115,668
G4S PLC	27,126	107,193
HMS Holdings Corp. (d)(e)	3,200	65,504
Insperity, Inc. (d)	200	18,270
K12, Inc. (d)(e)	6,700	126,295
ManpowerGroup, Inc. (d)	1,500	151,470
♦MoneyGram International, Inc. (d)(e)	32,566	580,000
Quad/Graphics, Inc. (d)	5,100	133,926

16	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Commercial Services (continued)
TrueBlue, Inc. (d)(e)	4,900	$134,015

		1,729,345

Computers 0.9%
Brocade Communications Systems, Inc.	31,124	391,229
CSRA, Inc. (d)	5,400	157,032
DXC Technology Co. (d)(e)	1,700	128,078
Logitech International S.A., Registered (d)	4,055	135,506
NCR Corp. (d)(e)	1,000	41,250
Teradata Corp. (d)(e)	5,100	148,818
Western Digital Corp. (d)	1,900	169,233

		1,171,146

Cosmetics & Personal Care 0.1%
Oriflame Holding A.G. (e)	1,635	67,007

Distribution & Wholesale 0.3%
D’ieteren S.A. / N.V.	2,031	99,070
Entertainment One, Ltd.	40,534	129,831
Veritiv Corp. (d)(e)	1,700	87,805
WESCO International, Inc. (d)(e)	2,200	134,090

		450,796

Diversified Financial Services 0.7%
Aldermore Group PLC (e)	41,113	137,597
Banca IFIS S.p.A.	1,881	81,140
Deutsche Boerse A.G.	971	95,035
Enova International, Inc. (d)(e)	9,000	127,800
GAIN Capital Holdings, Inc. (d)	9,400	66,646
Genworth Mortgage Insurance Australia, Ltd.	21,918	53,996
INTL. FCStone, Inc. (d)(e)	3,400	126,990
Investment Technology Group, Inc. (d)	3,100	61,721
LPL Financial Holdings, Inc. (d)	3,900	163,956
Paragon Group of Cos. PLC (d)	2,498	15,122
World Acceptance Corp. (d)(e)	800	42,320

		972,323

Electric 0.0%‡
NRG Energy, Inc. (d)	1,800	30,420

Electrical Components & Equipment 0.1%
General Cable Corp. (d)	7,200	129,600

Electronics 0.5%
El.En. S.p.A.	1,995	71,040
Electrocomponents PLC (d)	331	2,225
Jabil Circuit, Inc. (d)	5,400	156,708
Mycronic AB	4,875	48,160
Stoneridge, Inc. (d)(e)	5,800	113,738
TTM Technologies, Inc. (d)(e)	8,000	133,840
Venture Corp., Ltd.	15,600	136,220

		661,931

	Shares	Value
Energy—Alternate Sources 0.1%
Vestas Wind Systems A/S (d)	1,489	$128,222

Engineering & Construction 0.4%
Astaldi S.p.A.	8,935	58,592
Bouygues S.A.	4,609	193,769
Carillion PLC	388	1,118
CIMIC Group, Ltd. (d)	3,330	92,335
Downer EDI, Ltd.	5,317	23,410
Monadelphous Group, Ltd. (d)	13,641	127,578

		496,802

Entertainment 0.0%‡
Genting Singapore PLC	67,700	54,028

Environmental Controls 0.0%‡
CECO Environmental Corp. (d)	4,200	47,418

Food 0.5%
Austevoll Seafood ASA	12,561	100,945
Bega Cheese, Ltd.	1,541	6,923
Casino Guichard Perrachon S.A.	1,654	99,634
Flowers Foods, Inc. (d)	4,500	88,245
Marine Harvest ASA (d)(e)	10,235	170,226
Norway Royal Salmon ASA	1,023	18,825
Salmar ASA (d)	16	380
Tyson Foods, Inc., Class A (d)	2,500	160,650

		645,828

Gas 0.3%
Western Gas Equity Partners, L.P. (d)	7,800	357,162

Health Care—Products 0.9%
Accuray, Inc. (e)	2,300	10,465
Alere, Inc. (d)(e)	3,800	186,846
AngioDynamics, Inc. (d)(e)	7,400	114,848
Bruker Corp. (d)	6,700	163,413
Hill-Rom Holdings, Inc. (d)	1,400	105,896
Integer Holdings Corp. (d)(e)	2,200	80,850
Intersect ENT, Inc. (d)(e)	4,200	79,800
LeMaitre Vascular, Inc. (d)	3,700	110,075
Masimo Corp. (d)(e)	900	92,466
OraSure Technologies, Inc. (d)(e)	2,800	36,708
Orthofix International N.V. (d)(e)	2,100	83,055
VWR Corp. (d)(e)	5,600	158,256

		1,222,678

Health Care—Services 0.4%
Centene Corp. (d)(e)	2,100	156,240
Civitas Solutions, Inc. (d)(e)	500	8,900
Estia Health, Ltd.	34,906	79,981
Molina Healthcare, Inc. (d)(e)	2,700	134,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Consolidated Portfolio of Investments April 30, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Health Care—Services (continued)
Triple-S Management Corp., Class B (e)	2,400	$43,440
WellCare Health Plans, Inc. (d)(e)	1,100	168,751

		591,745

Holding Company—Diversified 0.1%
Seven Group Holdings, Ltd. (d)	16,280	135,192

Home Builders 0.3%
Beazer Homes USA, Inc. (d)(e)	9,100	112,931
Persimmon PLC (d)	5,889	177,719
Redrow PLC (d)	20,002	149,351

		440,001

Home Furnishing 0.1%
Flexsteel Industries, Inc. (d)	200	10,624
Hooker Furniture Corp. (d)	1,300	56,485

		67,109

Household Products & Wares 0.2%
Central Garden & Pet Co. (d)(e)	800	30,240
Central Garden & Pet Co., Class A (d)(e)	3,800	133,874
Henkel A.G. & Co. KGaA	1,452	169,475

		333,589

Housewares 0.0%‡
NACCO Industries, Inc., Class A (d)	600	50,790

Insurance 0.4%
Aegon N.V. (d)	30,784	156,901
NN Group N.V. (d)	4,827	160,055
Old Mutual PLC	62,212	156,319
Societa Cattolica di Assicurazioni SCRL	8,099	71,946

		545,221

Internet 0.9%
1-800-Flowers.com, Inc., Class A (d)(e)	6,500	69,875
Atea ASA (e)	1,127	13,651
GoDaddy, Inc., Class A (d)(e)	4,100	159,572
Groupon, Inc. (e)	39,700	155,624
IAC/InterActiveCorp (d)(e)	1,600	132,816
Overstock.com, Inc. (d)(e)	2,900	50,315
RetailMeNot, Inc. (d)(e)	14,100	163,560
Rubicon Project, Inc. (d)(e)	15,000	85,650
Yahoo!, Inc. (e)	6,840	329,756

		1,160,819

Investment Companies 0.1%
EXOR N.V.	3,082	173,065
John Laing Group PLC (b)	650	2,421

		175,486

Iron & Steel 0.3%
APERAM S.A. (d)	588	29,604
BlueScope Steel, Ltd. (d)	13,841	121,261

	Shares	Value
Iron & Steel (continued)
Ferrexpo PLC	15,990	$32,743
Fortescue Metals Group, Ltd.	33,006	131,236
United States Steel Corp. (d)	4,100	91,512

		406,356

Leisure Time 0.1%
Carnival PLC (d)	923	56,976
ClubCorp Holdings, Inc. (d)	8,200	110,290
Intrawest Resorts Holdings, Inc. (d)(e)	1,400	33,012

		200,278

Lodging 0.1%
Caesars Entertainment Corp. (d)(e)	5,600	62,160
Scandic Hotels Group AB (b)(e)	10,508	118,340

		180,500

Machinery—Construction & Mining 0.2%
Danieli & C Officine Meccaniche S.p.A.	3,082	55,696
Terex Corp. (d)	5,000	174,900

		230,596

Machinery—Diversified 0.4%
Bobst Group S.A., Registered (d)	713	72,232
Chart Industries, Inc. (d)(e)	3,700	135,087
DXP Enterprises, Inc. (d)(e)	1,800	65,664
Pfeiffer Vacuum Technology A.G.	1,895	246,055

		519,038

Media 0.1%
Sanoma OYJ	4,058	35,805
tronc, Inc. (d)(e)	6,600	94,644

		130,449

Metal Fabricate & Hardware 0.3%
AMG Advanced Metallurgical Group N.V.	2,404	63,058
Global Brass & Copper Holdings, Inc. (d)	3,600	128,340
Granges AB	2,678	27,816
Kloeckner & Co. S.E. (e)	5,137	56,797
Sims Metal Management, Ltd. (d)	13,934	128,335

		404,346

Mining 1.0%
Anglo American PLC (d)(e)	9,981	143,041
Boliden AB (d)	5,117	146,278
Centamin PLC	41,059	94,075
Dominion Diamond Corp.	25,500	310,080
Freeport-McMoRan, Inc. (d)(e)	6,000	76,500
Mineral Resources, Ltd. (d)	14,806	118,517
Regis Resources, Ltd.	12,080	29,579
Resolute Mining, Ltd.	54,703	49,768
Rio Tinto PLC (d)	3,787	150,189
Rio Tinto, Ltd. (d)	3,430	155,233
South32, Ltd.	70,974	147,744

		1,421,004

18	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Miscellaneous—Manufacturing 0.5%
AGFA-Gevaert N.V. (e)	16,910	$85,801
Fenner PLC	25,618	111,735
GWA Group, Ltd.	5,501	12,852
RHI A.G. (d)	1,016	29,605
Trinity Industries, Inc. (d)	4,800	129,120
Trinseo S.A. (d)	1,600	106,240
Vesuvius PLC (d)	20,521	140,867

		616,220

Office & Business Equipment 0.2%
Neopost S.A. (d)	3,333	135,169
Pitney Bowes, Inc. (d)	12,000	159,480

		294,649

Oil & Gas 0.9%
Antero Midstream Partners, L.P. (d)	10,300	350,406
Beach Energy, Ltd.	130,958	72,075
CVR Energy, Inc. (d)	3,100	67,859
EnQuest PLC (e)	46,654	23,113
Ensco PLC, Class A (d)	5,800	45,762
EQT GP Holdings, L.P. (d)	7,800	211,926
Noble Corp. PLC	12,700	60,960
QEP Resources, Inc. (d)(e)	6,000	70,860
Saras S.p.A.	57,486	120,104
Southwestern Energy Co. (d)(e)	10,400	78,104
Whiting Petroleum Corp. (d)(e)	3,300	27,390
Woodside Petroleum, Ltd. (d)	3,338	80,434

		1,208,993

Oil & Gas Services 1.4%
Archrock, Inc. (d)	100	1,180
Baker Hughes, Inc.	6,090	361,563
Exterran Corp. (d)(e)	2,600	71,162
Halliburton Co.	5,590	256,469
Maire Tecnimont S.p.A.	26,753	106,310
McDermott International, Inc. (d)(e)	11,800	77,172
National Oilwell Varco, Inc. (d)	2,000	69,940
NOW, Inc. (d)(e)	2,200	37,422
Oceaneering International, Inc. (d)	2,900	76,531
Petrofac, Ltd. (d)	7,034	74,205
Rice Midstream Partners, L.P. (d)	16,000	403,520
Subsea 7 S.A. (d)	4,979	82,346
TechnipFMC PLC (e)	10,676	320,970

		1,938,790

Packaging & Containers 0.3%
Multi Packaging Solutions International, Ltd. (e)	22,660	406,747

Pharmaceuticals 2.3%
Amphastar Pharmaceuticals, Inc. (d)(e)	8,800	132,880
AstraZeneca PLC, Sponsored ADR	2,680	81,070

	Shares	Value
Pharmaceuticals (continued)
Catalent, Inc. (d)(e)	4,500	$131,760
Depomed, Inc. (d)(e)	12,058	144,575
Endo International PLC (d)(e)	14,100	160,317
Grifols S.A. (d)	6,191	166,270
Heska Corp. (d)(e)	1,300	140,725
Horizon Pharma PLC (d)(e)	23,336	358,908
Impax Laboratories, Inc. (d)(e)	5,300	74,465
Lannett Co., Inc. (d)(e)	6,000	156,000
Mead Johnson Nutrition Co.	3,187	282,751
Mylan N.V. (e)	3,333	124,488
Phibro Animal Health Corp., Class A (d)	4,500	133,875
SciClone Pharmaceuticals, Inc. (d)(e)	5,800	55,970
Shire PLC, ADR	426	75,385
Sigma Pharmaceuticals, Ltd.	43,996	41,180
STADA Arzneimittel A.G.	3,400	240,846
Sucampo Pharmaceuticals, Inc., Class A (d)(e)	12,100	122,815
Supernus Pharmaceuticals, Inc. (d)(e)	4,100	133,660
VCA, Inc. (e)	3,360	307,675

		3,065,615

Pipelines 5.8%
Cheniere Energy, Inc. (d)(e)	7,400	335,590
Dominion Midstream Partners, L.P. (d)	9,700	306,035
♦Energy Transfer Equity, L.P. (d)	27,200	507,552
♦Energy Transfer Partners, L.P. (d)(e)	32,800	785,232
EnLink Midstream LLC (d)	13,600	250,920
Enterprise Products Partners, L.P. (d)	16,400	448,048
Genesis Energy, L.P. (d)	6,200	194,308
Kinder Morgan, Inc. (d)	17,900	369,277
Magellan Midstream Partners, L.P. (d)	3,100	230,330
♦MPLX, L.P. (d)	13,600	479,128
NGL Energy Partners, L.P. (d)	11,248	179,968
ONEOK, Inc. (d)	4,500	236,745
Phillips 66 Partners, L.P. (d)	7,500	395,100
Plains GP Holdings, L.P., Class A (d)	7,700	229,229
SemGroup Corp., Class A (d)	11,300	376,290
Shell Midstream Partners, L.P. (d)	12,900	413,187
♦Targa Resources Corp. (d)	10,500	578,865
Tesoro Logistics, L.P. (d)	7,100	389,506
Valero Energy Partners, L.P. (d)	8,300	394,250
♦Williams Cos., Inc. (d)	17,600	539,088
Williams Partners, L.P. (d)	6,200	253,766

		7,892,414

Real Estate Investment Trusts 0.3%
Brookfield Canada Office Properties	16,650	396,658

Retail 1.6%
Barnes & Noble Education, Inc. (d)(e)	4,100	42,681
Best Buy Co., Inc. (d)	3,186	165,067
Big 5 Sporting Goods Corp. (d)	2,100	32,340
Brinker International, Inc. (d)	1,700	75,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Consolidated Portfolio of Investments April 30, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Retail (continued)
Cewe Stiftung & Co KGAA	472	$42,967
CST Brands, Inc.	4,560	220,202
Debenhams PLC	194,011	128,657
EI Group PLC (e)	31,081	56,258
GameStop Corp., Class A (d)	7,000	158,830
Gap, Inc. (d)	4,300	112,660
Harvey Norman Holdings, Ltd.	15,407	48,339
HSN, Inc. (d)	3,000	110,700
Kate Spade & Co. (d)(e)	5,900	102,660
Liberty Interactive Corp. QVC Group, Class A (d(e)	7,700	163,086
Matas A/S	1,610	24,875
Office Depot, Inc.	32,950	163,762
Panera Bread Co., Class A (e)	663	207,307
Pier 1 Imports, Inc. (d)	18,100	121,994
Ruby Tuesday, Inc. (e)	900	2,295
Rush Enterprises, Inc., Class A (d)(e)	3,500	132,125
Urban Outfitters, Inc. (d)(e)	4,400	100,672

		2,212,600

Savings & Loans 0.1%
Banc of California, Inc. (d)	6,200	134,540

Semiconductors 0.5%
Alpha & Omega Semiconductor, Ltd. (d)(e)	1,400	23,170
BE Semiconductor Industries N.V. (d)	3,150	164,565
InvenSense, Inc. (e)	2,679	34,452
Siltronic A.G. (d)(e)	1,867	134,226
SOITEC (d)(e)	1,278	54,293
STMicroelectronics N.V. (d)	10,156	164,284
Ultra Clean Holdings, Inc. (d)(e)	2,900	55,796

		630,786

Shipbuilding 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	188,200	154,908

Software 0.7%
Akamai Technologies, Inc. (d)(e)	2,700	164,538
Allscripts Healthcare Solutions, Inc. (d)(e)	12,300	147,231
First Data Corp., Class A (d)(e)	10,100	157,762
IGG, Inc.	92,000	139,803
Kudelski S.A. (d)	392	6,796
Nuance Communications, Inc. (d)(e)	9,200	164,588
Quality Systems, Inc. (d)(e)	8,800	125,488
Synchronoss Technologies, Inc. (d)(e)	2,300	36,800

		943,006

Telecommunications 1.1%
ADVA Optical Networking S.E. (d)(e)	9,639	105,942
BCE, Inc.	2,317	105,492
EchoStar Corp., Class A (d)(e)	2,700	155,412

	Shares	Value
Telecommunications (continued)
Eutelsat Communications S.A. (d)	6,950	$164,510
General Communication, Inc., Class A (d)(e)	4,900	183,456
Koninklijke KPN N.V.	16,006	46,291
Straight Path Communications, Inc., Class B (e)	1,580	203,599
T-Mobile U.S., Inc. (e)	2,247	151,156
TDC A/S	22,876	122,785
Telecom Italia S.p.A. (e)	60,268	53,505
Telecom Italia S.p.A.	222,344	158,761
United States Cellular Corp. (d)(e)	800	31,344

		1,482,253

Transportation 0.2%
Ansaldo STS S.p.A.	5,640	75,690
International Seaways, Inc. (e)	4,000	77,320
Nobina AB (b)	243	1,481
Ryder System, Inc. (d)	900	61,119

		215,610

Trucking & Leasing 0.1%
Greenbrier Cos., Inc. (d)	1,600	69,520

Total Common Stocks (Cost $40,444,536)		43,679,950

Convertible Preferred Stocks 0.1%
Auto Parts & Equipment 0.1%
Schaeffler A.G. (d) 3.31%	9,116	157,044

Total Convertible Preferred Stocks (Cost $141,070)		157,044

Preferred Stocks 0.0%‡
Health Care—Products 0.0%‡
Draegerwerk A.G. & Co. KGaA (d) 0.19%	421	46,066

Total Preferred Stocks (Cost $40,890)		46,066

	Notional Amount
Purchased Options 0.0%‡ Purchased Put Options 0.0%‡
Euro-Bobl Strike Price $131.25 Expires 5/26/2017, American Style	2,000,000	2,614

Total Purchased Options (Cost $6,742)		2,614

20	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Purchased Swaptions 0.0%‡
Markit iTraxx Europe Crossover Index, Put Strike Price $3.25 Expires 5/17/17	$1,600,000	$156

Total Purchased Swaptions (Cost $11,040)		156

Short-Term Investments 63.2%
Repurchase Agreements 39.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $51,524,116 (Collateralized by United States Treasury securities with rates between 1.75% and 7.25% and maturity dates between 2/28/22 and 9/30/22, with a Principal Amount of $49,515,000 and a Market Value of $52,578,288)	51,523,730	51,523,730
State Street Bank and Trust Co. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $1,451,433 (Collateralized by United States Treasury securities with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $1,465,000 and a Market Value of $1,485,254) (f)	1,451,421	1,451,421

Total Repurchase Agreements (Cost $52,975,151)		52,975,151

U.S. Government & Federal Agencies 24.1%
United States Treasury Bills (g) 0.586%, due 5/18/17	6,285,300	6,283,282
0.605%, due 5/25/17 (f)(h)	17,598,900	17,591,005
0.730%, due 6/15/17	1,450,000	1,448,697
0.803%, due 7/20/17 (f)	6,040,000	6,029,611
0.856%, due 9/14/17 (f)(h)	1,309,600	1,305,345

Total U.S. Government & Federal Agencies (Cost $32,656,463)		32,657,940

Total Short-Term Investments (Cost $85,631,614)		85,633,091

Total Investments, Before Investments Sold Shorts (Cost $145,786,470) (i)	109.9%	149,159,650

	Shares	Value
Investments Sold Short (22.3%) Common Stocks Sold Short (18.3%)
Advertising (0.0%)‡
JCDecaux S.A.	(381)	$(13,440)

Aerospace & Defense (0.5%)
Aerovironment, Inc. (e)	(3,100)	(88,567)
Cobham PLC	(91,704)	(157,374)
Rolls-Royce Holdings PLC (e)	(13,117)	(137,952)
Rolls-Royce Holdings PLC preferred shares (e)	(931,307)	(1,206)
TransDigm Group, Inc.	(700)	(172,711)
Zodiac Aerospace	(6,124)	(148,694)

		(706,504)

Airlines (0.1%)
Norwegian Air Shuttle ASA (e)	(4,588)	(130,223)

Apparel (0.2%)
Geox S.p.A.	(16,138)	(43,631)
Iconix Brand Group, Inc. (e)	(17,400)	(121,800)
Sequential Brands Group, Inc. (e)	(8,900)	(29,993)
Ted Baker PLC	(981)	(35,513)

		(230,937)

Auto Parts & Equipment (0.1%)
ARB Corp., Ltd.	(4,919)	(57,055)
Motorcar Parts of America, Inc. (e)	(4,400)	(133,408)

		(190,463)

Banks (0.9%)
Banca Monte dei Paschi di Siena S.p.A. (e)(j)(k)	(2,627)	(43,153)
Banco BPM S.p.A. (e)	(44,529)	(129,509)
Banco Comercial Portugues S.A., Class R (e)	(25,201)	(5,622)
Banco Popular Espanol S.A. (e)	(179,888)	(126,193)
BOK Financial Corp.	(800)	(67,432)
Commerzbank A.G. (e)	(17,873)	(175,124)
Credito Valtellinese S.p.A.	(24,844)	(89,848)
EFG International A.G. (e)	(13,114)	(83,165)
HarborOne Bancorp, Inc. (e)	(500)	(10,410)
HSBC Holdings PLC	(19,071)	(157,220)
Live Oak Bancshares, Inc.	(3,600)	(86,940)
Metro Bank PLC (e)	(111)	(5,073)
Republic First Bancorp, Inc. (e)	(5,500)	(47,300)
Standard Chartered PLC (e)	(1,310)	(12,237)
UniCredit S.p.A. (e)	(8,443)	(137,403)

		(1,176,629)

Beverages (0.1%)
Coca-Cola European Partners PLC	(776)	(29,357)
Marie Brizard Wine & Spirits S.A. (e)	(2,390)	(36,006)

		(65,363)

Biotechnology (0.7%)
Ablynx N.V. (e)	(127)	(1,494)
Adocia (e)	(379)	(7,939)
Cellectis S.A. (e)	(1,884)	(45,765)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Consolidated Portfolio of Investments April 30, 2017 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Biotechnology (continued)
Clearside Biomedical, Inc. (e)	(1,200)	$(9,552)
Evolva Holding S.A. (e)	(11,352)	(6,275)
Genfit (e)	(3,808)	(131,701)
Illumina, Inc. (e)	(900)	(166,374)
Innate Pharma S.A. (e)	(2,993)	(36,972)
MorphoSys A.G. (e)	(1,673)	(101,544)
Omeros Corp. (e)	(7,900)	(128,928)
Pacific Biosciences of California, Inc. (e)	(24,900)	(98,106)
Pharma Mar S.A. (e)	(7,115)	(27,281)
Theravance Biopharma, Inc. (e)	(3,600)	(145,188)
Vitrolife AB	(207)	(11,802)
WaVe Life Sciences, Ltd. (e)	(2,400)	(50,640)

		(969,561)

Building Materials (0.0%)‡
James Hardie Industries PLC	(3,125)	(53,048)

Chemicals (0.5%)
Essentra PLC	(19,396)	(136,034)
Givaudan S.A., Registered	(86)	(165,691)
SGL Carbon S.E. (e)	(12,906)	(130,505)
Symrise A.G.	(2,378)	(166,482)
Valvoline, Inc.	(6,300)	(140,175)

		(738,887)

Commercial Services (1.1%)
Advisory Board Co. (e)	(2,800)	(143,080)
Berendsen PLC	(13,387)	(145,473)
Brambles, Ltd.	(21,525)	(166,659)
Capita PLC	(22,496)	(162,001)
Caverion Corp. (e)	(7,814)	(63,838)
Europcar Groupe S.A. (b)(e)	(3,960)	(48,313)
HealthEquity, Inc. (e)	(3,100)	(141,112)
Macquarie Infrastructure Corp.	(1,900)	(154,603)
MarketAxess Holdings, Inc.	(800)	(154,016)
Spotless Group Holdings, Ltd.	(8,577)	(6,936)
Textainer Group Holdings, Ltd.	(8,700)	(130,065)
WEX, Inc. (e)	(1,500)	(152,190)

		(1,468,286)

Computers (0.2%)
Arcam AB (e)	(102)	(3,743)
NEXTDC, Ltd. (e)	(35,581)	(110,835)
Syntel, Inc.	(1,400)	(24,654)
Tobii AB (e)	(13,757)	(75,640)

		(214,872)

Cosmetics & Personal Care (0.2%)
Coty, Inc., Class A	(8,700)	(155,295)
e.l.f. Beauty, Inc. (e)	(4,500)	(122,625)

		(277,920)

Country Funds—Closed-end (0.0%)‡
Flow Traders (b)	(789)	(24,310)

	Shares	Value
Distribution & Wholesale (0.0%)‡
Safilo Group S.p.A. (e)	(2,504)	$(18,084)

Diversified Financial Services (0.4%)
Credit Acceptance Corp. (e)	(800)	(162,600)
GRENKE A.G.	(255)	(50,805)
Hypoport A.G. (e)	(791)	(87,025)
Navient Corp.	(10,700)	(162,640)
On Deck Capital, Inc. (e)	(5,400)	(25,650)

		(488,720)

Electric (0.0%)‡
DONG Energy A/S (b)	(1,208)	(47,589)

Electrical Components & Equipment (0.1%)
Acuity Brands, Inc.	(800)	(140,880)
Vossloh A.G. (e)	(11)	(738)

		(141,618)

Electronics (0.2%)
Fingerprint Cards AB, Class B (e)	(32,443)	(129,189)
GoPro, Inc., Class A (e)	(14,900)	(122,925)
Mesa Laboratories, Inc.	(200)	(27,964)

		(280,078)

Energy—Alternate Sources (0.3%)
Capital Stage A.G.	(3,348)	(23,045)
Infigen Energy (e)	(57,079)	(40,604)
Nordex S.E. (e)	(9,177)	(138,352)
Plug Power, Inc. (e)	(12,900)	(28,896)
Scatec Solar ASA (b)	(2,914)	(13,202)
Sunrun, Inc. (e)	(23,800)	(125,902)

		(370,001)

Engineering & Construction (0.3%)
KBR, Inc.	(10,500)	(147,525)
NV5 Global, Inc. (e)	(500)	(19,350)
Obrascon Huarte Lain S.A.	(28,939)	(126,723)
Sydney Airport	(30,251)	(156,072)

		(449,670)

Entertainment (0.1%)
Caesars Acquisition Co., Class A (e)	(6,500)	(113,425)
Codere S.A. (e)	(148,864)	(84,322)

		(197,747)

Environmental Controls (0.1%)
Energy Recovery, Inc. (e)	(11,000)	(92,840)

Food (0.8%)
Amplify Snack Brands, Inc. (e)	(15,000)	(135,000)
Bellamy’s Australia, Ltd.	(9,440)	(36,333)
Blue Buffalo Pet Products, Inc. (e)	(6,800)	(167,620)
Cal-Maine Foods, Inc. (e)	(3,500)	(132,125)

22	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Food (continued)
Chocoladefabriken Lindt & Sprungli A.G.	(12)	$(67,477)
Chocoladefabriken Lindt & Sprungli A.G., Registered	(2)	(132,884)
Chr. Hansen Holding A/S	(1,893)	(127,582)
Dairy Crest Group PLC	(2,585)	(19,218)
Ocado Group PLC (e)	(41,650)	(135,402)
Sprouts Farmers Market, Inc. (e)	(6,700)	(149,477)

		(1,103,118)

Food Services (0.0%)‡
DO & CO A.G.	(614)	(41,454)

Forest Products & Paper (0.1%)
Deltic Timber Corp.	(1,000)	(77,370)

Hand & Machine Tools (0.0%)‡
KUKA A.G.	(123)	(15,368)

Health Care—Products (0.8%)
ABIOMED, Inc. (e)	(1,200)	(156,384)
Accelerate Diagnostics, Inc. (e)	(5,300)	(144,690)
Ambu A/S, Class B	(136)	(6,692)
Cerus Corp. (e)	(29,300)	(127,455)
ConforMIS, Inc. (e)	(2,900)	(16,298)
Endologix, Inc. (e)	(8,800)	(65,912)
iRhythm Technologies, Inc. (e)	(1,400)	(49,406)
Nanosonics, Ltd. (e)	(25,047)	(59,267)
Novan, Inc. (e)	(1,100)	(5,984)
Novocure, Ltd. (e)	(7,400)	(83,620)
Patterson Cos., Inc.	(3,400)	(151,266)
Rockwell Medical, Inc. (e)	(8,300)	(71,380)
ViewRay Inc. (e)	(11,700)	(80,730)

		(1,019,084)

Health Care—Services (0.4%)
AAC Holdings, Inc. (e)	(4,400)	(31,504)
Acadia Healthcare Co., Inc. (e)	(3,600)	(156,888)
Brookdale Senior Living, Inc. (e)	(7,500)	(97,425)
Envision Healthcare Corp. (e)	(2,500)	(140,075)
Healthscope, Ltd.	(27,909)	(46,185)
Teladoc, Inc. (e)	(5,200)	(128,960)

		(601,037)

Holding Companies—Diversified (0.1%)
Bollore S.A.	(23,160)	(94,227)
Mitie Group PLC	(4,980)	(13,520)

		(107,747)

Home Builders (0.1%)
Bovis Homes Group PLC	(2,434)	(29,019)
LGI Homes, Inc. (e)	(3,800)	(120,954)

		(149,973)

	Shares	Value
Insurance (0.2%)
Ambac Financial Group, Inc. (e)	(1,500)	$(29,145)
Citizens, Inc. (e)	(4,100)	(28,905)
Gjensidige Forsikring ASA	(4,234)	(65,044)
Greenlight Capital Re, Ltd., Class A (e)	(1,100)	(23,705)
MBIA, Inc. (e)	(12,300)	(103,320)
Trupanion, Inc. (e)	(3,900)	(61,971)

		(312,090)

Internet (0.8%)
Chegg, Inc. (e)	(4,900)	(44,149)
FireEye, Inc. (e)	(12,400)	(155,124)
Liberty Expedia Holdings, Inc., Class A (e)	(2,200)	(106,282)
Pandora Media, Inc. (e)	(13,000)	(141,050)
TripAdvisor, Inc. (e)	(3,600)	(162,036)
Yoox Net-A-Porter Group S.p.A. (e)	(5,370)	(142,729)
∎ Zillow Group, Inc. (e)
Class A	(1,500)	(57,735)
Class C	(4,600)	(179,400)
zooplus A.G. (e)	(286)	(53,476)

		(1,041,981)

Investment Company (0.1%)
Leonteq A.G. (e)	(3,237)	(142,981)

Investment Management/Advisory Services (0.1%)
VZ Holding A.G.	(3)	(834)
WisdomTree Investments, Inc.	(14,400)	(120,240)

		(121,074)

Iron & Steel (0.2%)
Allegheny Technologies, Inc.	(7,400)	(135,790)
thyssenkrupp A.G.	(5,899)	(140,435)

		(276,225)

Leisure Time (0.1%)
Amer Sports OYJ (e)	(347)	(7,692)
Ardent Leisure Group	(91,435)	(138,987)

		(146,679)

Lodging (0.1%)
Accor S.A.	(3,693)	(168,333)

Machinery—Diversified (0.5%)
Burckhardt Compression Holding A.G.	(152)	(46,631)
Cognex Corp.	(1,800)	(153,612)
Graco, Inc.	(1,700)	(183,345)
Middleby Corp. (e)	(1,200)	(163,356)
Power Solutions International, Inc. (e)	(1,900)	(16,150)
Wabted Corp.	(1,900)	(159,391)

		(722,485)

Media (0.5%)
Altice N.V., Class B (e)	(2,350)	(58,441)
Global Eagle Entertainment, Inc. (e)	(1,200)	(3,720)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Consolidated Portfolio of Investments April 30, 2017 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Media (continued)
∎ Liberty Broadband Corp. (e)
Class A	(1,800)	$(161,874)
Class C	(600)	(54,696)
Promotora de Informaciones S.A., Class A (e)	(2,241)	(7,995)
∎ Schibsted ASA
Class A	(5,210)	(129,552)
Class B	(3,267)	(73,247)
SFR Group S.A. (e)	(5,203)	(170,369)

		(659,894)

Metal Fabricate & Hardware (0.1%)
Sun Hydraulics Corp.	(2,800)	(108,752)

Mining (0.9%)
Compass Minerals International, Inc.	(2,300)	(151,800)
Fairmount Santrol Holdings, Inc. (e)	(9,800)	(50,568)
Ferroglobe Representation & Warranty Insurance Trust (e)(j)(k)	(3,200)	(0)
Nyrstar N.V. (e)	(19,400)	(109,868)
Orocobre, Ltd. (e)	(59,561)	(140,488)
Pilbara Minerals, Ltd. (e)	(174,095)	(44,323)
Randgold Resources, Ltd.	(1,730)	(152,479)
Royal Gold, Inc.	(2,200)	(155,496)
Saracen Mineral Holdings, Ltd. (e)	(162,648)	(113,266)
Sirius Minerals PLC (e)	(164,355)	(53,750)
Smart Sand, Inc. (e)	(4,800)	(58,464)
Syrah Resources, Ltd. (e)	(64,406)	(109,958)
Western Areas, Ltd. (e)	(31,611)	(52,548)

		(1,193,008)

Miscellaneous—Manufacturing (0.1%)
Axon Enterprise, Inc. (e)	(2,900)	(71,282)
Proto Labs, Inc. (e)	(400)	(23,200)

		(94,482)

Office & Business Equipment (0.0%)‡
SLM Solutions Group A.G. (e)	(956)	(40,259)

Oil & Gas (0.5%)
Cobalt International Energy, Inc. (e)	(48,900)	(19,125)
Continental Resources, Inc. (e)	(600)	(25,446)
Diamondback Energy, Inc. (e)	(700)	(69,888)
DNO ASA (e)	(34,126)	(28,855)
EP Energy Corp., Class A (e)	(15,900)	(71,868)
Jones Energy, Inc., Class A (e)	(17,942)	(35,885)
Kosmos Energy, Ltd. (e)	(2,200)	(13,222)
Liquefied Natural Gas, Ltd. (e)	(299)	(149)
Pantheon Resources PLC (e)	(6,402)	(6,053)
Parsley Energy, Inc., Class A (e)	(100)	(2,979)
Rice Energy, Inc. (e)	(800)	(17,032)
Ring Energy, Inc. (e)	(6,400)	(76,800)

	Shares	Value
Oil & Gas (continued)
Seadrill, Ltd. (e)	(31,277)	$(21,485)
Sound Energy PLC (e)	(80,794)	(72,728)
SRC Energy, Inc. (e)	(9,400)	(70,876)
Tullow Oil PLC (e)	(27,061)	(73,568)

		(605,959)

Oil & Gas Services (0.4%)
Core Laboratories N.V.	(100)	(11,082)
Flotek Industries, Inc. (e)	(10,400)	(124,904)
Frank’s International N.V.	(7,400)	(67,340)
Fugro N.V., CVA (e)	(2,695)	(39,749)
Petroleum Geo-Services ASA (e)	(23,847)	(56,160)
RPC, Inc.	(4,200)	(76,314)
Saipem S.p.A. (e)	(169,805)	(73,173)
Schoeller-Bleckmann Oilfield Equipment A.G.	(535)	(37,379)
Weatherford International PLC (e)	(12,000)	(69,240)

		(555,341)

Pharmaceuticals (1.0%)
AB Science S.A. (e)	(4,666)	(76,901)
Aclaris Therapeutics, Inc. (e)	(4,300)	(120,873)
Aerie Pharmaceuticals, Inc. (e)	(2,900)	(127,745)
ALK-Abello A/S	(300)	(46,791)
Blackmores, Ltd.	(772)	(61,628)
Collegium Pharmaceutical, Inc. (e)	(8,300)	(81,423)
DexCom, Inc. (e)	(1,100)	(85,756)
Fagron (e)	(3,827)	(50,463)
Intra-Cellular Therapies, Inc. (e)	(7,800)	(107,796)
Premier, Inc., Class A (e)	(4,800)	(162,240)
Revance Therapeutics, Inc. (e)	(6,000)	(130,500)
Santhera Pharmaceuticals Holding A.G., Registered (e)	(939)	(67,476)
TherapeuticsMD, Inc. (e)	(17,300)	(88,230)
Vectura Group PLC (e)	(16,801)	(30,704)
Zealand Pharma A/S (e)	(4,145)	(74,059)

		(1,312,585)

Pipelines (0.1%)
Cheniere Energy, Inc. (e)	(1,600)	(72,560)

Private Equity (0.0%)‡
Allied Minds PLC (e)	(5,534)	(11,232)

Real Estate (0.1%)
REA Group, Ltd.	(3,344)	(153,970)

Retail (1.3%)
AO World PLC (e)	(10,727)	(18,756)
At Home Group, Inc. (e)	(8,400)	(147,084)
CarMax, Inc. (e)	(2,700)	(157,950)
Conn’s, Inc. (e)	(4,500)	(79,200)
Domino’s Pizza Enterprises, Ltd.	(3,602)	(164,852)

24	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Retail (continued)
Duluth Holdings, Inc., Class B (e)	(4,000)	$(88,600)
Fred’s, Inc., Class A	(8,100)	(119,232)
GNC Holdings, Inc., Class A	(18,300)	(142,374)
J.C. Penney Co., Inc. (e)	(25,600)	(137,728)
Lumber Liquidators Holdings, Inc. (e)	(5,700)	(139,935)
Majestic Wine PLC	(418)	(2,065)
Party City Holdco, Inc. (e)	(4,600)	(73,600)
RH (e)	(2,800)	(134,316)
Sportsman’s Warehouse Holdings, Inc. (e)	(5,600)	(22,904)
Tiffany & Co.	(600)	(54,990)
Tile Shop Holdings, Inc.	(6,700)	(143,045)
Wingstop, Inc.	(800)	(23,544)
Zalando S.E. (b)(e)	(3,660)	(161,407)

		(1,811,582)

Savings & Loans (0.0%)‡
TFS Financial Corp.	(3,400)	(56,236)

Semiconductors (0.2%)
AIXTRON S.E. (e)	(786)	(4,310)
IPG Photonics Corp. (e)	(1,300)	(164,216)
Nanoco Group PLC (e)	(19,242)	(7,726)
Nordic Semiconductor ASA (e)	(14,516)	(58,159)

		(234,411)

Software (1.6%)
Aconex, Ltd. (e)	(42,044)	(138,208)
Altium, Ltd.	(3,687)	(22,639)
Atlassian Corp. PLC, Class A (e)	(5,200)	(179,296)
Black Knight Financial Services, Inc., Class A (e)	(4,000)	(165,600)
Castlight Health, Inc., Class B (e)	(11,500)	(44,275)
CommerceHub, Inc. (e)
Series A	(1,600)	(25,600)
Series C	(4,300)	(68,456)
Evolent Health, Inc., Class A (e)	(5,500)	(127,875)
GFT Technologies S.E.	(1,378)	(28,122)
Guidewire Software, Inc. (e)	(2,800)	(172,172)
Hortonworks, Inc. (e)	(12,400)	(129,084)
iSentia Group, Ltd.	(34,511)	(37,471)
NantHealth, Inc. (e)	(2,500)	(7,775)
Opera Software ASA (e)	(10,925)	(49,370)
pdvWireless, Inc. (e)	(1,000)	(25,650)
RIB Software S.E.	(2,829)	(41,463)
Splunk, Inc. (e)	(2,500)	(160,775)
Starbreeze AB (e)	(7,121)	(13,346)
TomTom N.V. (e)	(13,639)	(138,675)
Twilio, Inc., Class A (e)	(5,400)	(178,470)
Ultimate Software Group, Inc. (e)	(200)	(40,534)
Veeva Systems, Inc., Class A (e)	(3,000)	(160,860)

	Shares	Value
Software (continued)
Workday, Inc., Class A (e)	(1,900)	$(166,060)

		(2,121,776)

Telecommunications (0.6%)
Arista Networks, Inc. (e)	(1,200)	(167,568)
Ei Towers S.p.A.	(198)	(11,431)
Euskaltel S.A. (b)	(5,486)	(55,797)
Frontier Communications Corp.	(37,100)	(69,748)
Globalstar, Inc. (e)	(78,350)	(149,648)
Intelsat S.A. (e)	(4,300)	(12,685)
Laird PLC	(32,777)	(63,679)
Loral Space & Communications, Inc. (e)	(1,100)	(42,185)
Shenandoah Telecommunications Co.	(2,900)	(92,800)
Telecom Plus PLC	(2,472)	(40,022)
TPG Telecom, Ltd.	(5,864)	(25,907)
Vocus Group, Ltd.	(48,794)	(123,130)

		(854,600)

Transportation (0.4%)
Golar LNG, Ltd.	(2,900)	(73,979)
Groupe Eurotunnel S.E., Registered	(15,443)	(169,650)
Nordic American Tankers, Ltd.	(9,900)	(82,170)
Scorpio Bulkers, Inc. (e)	(14,400)	(107,280)
Singapore Post, Ltd.	(131,500)	(129,886)

		(562,965)

Total Common Stocks Sold Short (Proceeds $24,281,405)		(24,843,401)

Exchange-Traded Funds Sold Short (4.0%) (l)
∎ SPDR S&P 500 ETF Trust	(4,100)	(976,128)
∎ United States Oil Fund, L.P. (e)	(437,400)	(4,478,976)

Total Exchange-Traded Funds Sold Short (Proceeds $5,492,947)		(5,455,104)

	Number of Rights
Rights Sold Short (0.0%)‡
Telecommunications (0.0%)‡
TPG Telecom, Ltd., Expires 5/12/17 (e)(k)	(527)	(284)

Total Rights Sold Short (Proceeds $—)		(284)

Total Investments Sold Short (Proceeds $29,774,352) (m)	(22.3)%	(30,298,789)

Total Investments, Net of Investments Sold Short (Cost $116,012,118)	87.6	118,860,861
Other Assets, Less Liabilities	12.4	16,793,533
Net Assets	100.0%	$135,654,394

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Consolidated Portfolio of Investments April 30, 2017 (continued)

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(O)).

(e)	Non-income producing security.

(f)	Security, or a portion thereof, was held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

(g)	Interest rate shown represents yield to maturity.

(h)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for swap contracts. (See Note 2(J))
(i)	As of April 30, 2017, cost was $146,696,025 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$3,834,036
Gross unrealized depreciation	(1,609,462)

Net unrealized appreciation	$2,224,574

(j)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $(43,153), which represented less than one-tenth of a percent of the Fund’s net assets.

(k)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $(43,437), which represented less than one-tenth of a percent of the Fund’s net assets.

(l)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(m)	As of April 30, 2017, cash in the amount of $15,719,454 was on deposit with brokers for short sale transactions.

As of April 30, 2017, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/2/17	Societe Generale	EUR	225,632	$245,793	$(12)
Canadian Dollar vs. U.S. Dollar	6/16/17	UBS AG	CAD	90,000	66,018	(43)
Euro vs. U.S. Dollar	6/16/17	UBS AG	EUR	100,000	108,901	268

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	6/16/17	UBS AG	CAD	800,000	601,782	15,339
Danish Krone vs. U.S. Dollar	6/16/17	UBS AG	DKK	540,000	78,609	(657)
Danish Krone vs. U.S. Dollar	6/16/17	Societe Generale		270,000	38,893	(740)
Euro vs. U.S. Dollar	6/2/17	Societe Generale	EUR	11,173,231	12,165,474	(22,999)
Euro vs. U.S. Dollar	5/2/17	Societe Generale		10,920,629	11,665,098	(230,740)
Euro vs. U.S. Dollar	6/16/17	UBS AG		2,000,000	2,155,828	(27,538)
Pound Sterling vs. U.S. Dollar	6/2/17	Societe Generale	GBP	534,700	689,675	(3,428)
Pound Sterling vs. U.S. Dollar	5/2/17	Societe Generale		546,000	683,474	(23,705)
Swedish Krona vs. U.S. Dollar	6/16/17	Societe Generale	SEK	2,350,000	265,660	(260)
Swedish Krona vs. U.S. Dollar	6/16/17	UBS AG		1,200,000	137,113	1,324
Swiss Franc vs. U.S. Dollar	6/16/17	Societe Generale	CHF	500,000	504,052	182
Swiss Franc vs. U.S. Dollar	6/16/17	UBS AG		120,000	121,824	895
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(292,114)

26	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2017, the Fund held the following future contract1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Bund	(1)	June 2017	$(176,227)	$249

1.	As of April 30, 2017, cash in the amount of $6,425 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

As of April 30, 2017, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
$6,840,000	USD	6/23/2017	Fixed 0.878%	3-Month USD-LIBOR	$—	$3,147	$3,147
2,340,000	USD	1/22/2018	Fixed 0.870%	3-Month USD-LIBOR	—	8,103	8,103
900,000	USD	2/25/2018	Fixed 0.800%	3-Month USD-LIBOR	—	4,155	4,155
165,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	—	(4,695)	(4,695)
1,660,000	USD	6/23/2025	3-Month USD-LIBOR	Fixed 2.366%	—	26,334	26,334
					$—	$37,044	$37,044

As of April 30, 2017, the Fund held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit CDX North American Investment Grade Series 27	12/20/2021	Sell	$7,415	1.00%	$87,782	$142,104	$55,322
Markit CDX North American High Yield Series 27	12/20/2021	Sell	3,594	5.00%	122,839	293,160	170,321
iTraxx Europe Crossover Series 27	6/20/2022	Buy	EUR 2,250	(5.00)%	(223,591)	(267,314)	(43,723)
iTraxx Europe Senior Financials Series 27	6/20/2022	Buy	700	(1.00)%	(2,419)	(9,902)	(7,484)
					$(15,389)	$158,048	$174,436

As of April 30, 2017, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	EUR 150	(1.00)%	$(3,230)	$(4,582)	$(1,539)
E.ON International Finance B.V. 6.375%, 5/29/17	BNP Paribas S.A.	6/20/2021	Buy	125	(1.00)%	396	(2,587)	(3,139)
Fortum OYJ 6.000%, 3/20/19	BNP Paribas S.A.	6/20/2021	Buy	150	(1.00)%	(765)	(3,193)	(2,616)
Orange S.A. 5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	250	(1.00)%	(3,505)	(5,741)	(2,549)
Total Capital S.A. 4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	100	(1.00)%	(1,220)	(3,184)	(2,089)
Total Capital S.A. 4.875%, 1/28/19	Societe Generale S.A.	6/20/2021	Buy	100	(1.00)%	(2,075)	(3,184)	(1,234)
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	12/20/2021	Buy	100	(1.00)%	(2,092)	(3,132)	(1,165)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Consolidated Portfolio of Investments April 30, 2017 (continued)

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Electricite de France S.A. 5.625%, 2/21/33	BNP Paribas S.A.	12/20/2021	Buy	EUR 200	(1.00)%	$(1,797)	$(2,935)	$(1,388)
Marks & Spencer PLC 6.125%, 12/02/19	BNP Paribas S.A.	12/20/2021	Buy	100	(1.00)%	2,513	1,926	(712)
Marks & Spencer PLC 6.125%, 12/02/19	Societe Generale S.A.	12/20/2021	Buy	100	(1.00)%	2,660	1,926	(860)
Next PLC 5.375%, 10/26/21	Societe Generale S.A.	12/20/2021	Buy	100	(1.00)%	775	566	(334)
Electricite de France S.A. 5.625%, 6/20/22	BNP Paribas S.A.	6/20/2022	Buy	100	(1.00)%	(107)	(1,209)	(1,227)
						$(8,447)	$(25,329)	$(18,852)

1.	As of April 30, 2017, cash in the amount of $468,606 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2017.

28	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Total Return Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Fund	Termination Date(s)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
UBS AG	Buzzi Unicem SpA	Euro OverNight Index Average minus 0.45%	6/25/2018	$(89)	$751
Morgan Stanley Capital Services LLC	Cairo Communication SpA	Euro OverNight Index Average plus 0.55%	4/3/2018	217	3,271
UBS AG	Entertainment One Ltd	1 Month LIBOR BBA plus 0.40%	6/25/2018	122	4,515
Morgan Stanley Capital Services LLC	Haldex AB	1 Month Stockholm Interbank Offered Rate plus 0.45%	9/18/2018	637	159
Morgan Stanley Capital Services LLC	J Sainsbury PLC	Sterling OverNight Index Average plus 0.55%	2/22/2018	102	6,063
UBS AG	London Stock Exchange Group PLC	1 Month LIBOR BBA plus 0.40%	6/25/2018	82	6,367
UBS AG	Marriott International Inc/MD	1 Month LIBOR BBA plus 0.35%	6/25/2018	303	5,204
UBS AG	Orange SA	Euro OverNight Index Average minus 0.45%	6/25/2018	(85)	2,174
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA plus 0.55%	7/3/2017	91	9,454
UBS AG	Telecom Italia SpA/Milano	Euro OverNight Index Average minus 0.45%	6/25/2018	(15)	283
Morgan Stanley Capital Services LLC	Twitter Inc	US Federal Funds Rate plus 0.45%	2/21/2018	33	3,575
Morgan Stanley Capital Services LLC	Ubisoft Entertainment SA	Euro OverNight Index Average plus 0.55%	4/3/2018	178	17,886
				$1,576	$59,702

					Unrealized Depreciation
Citibank N.A.	Alibaba Group Holding Ltd	1 Month LIBOR BBA plus 0.35%	7/28/2017	$(122)	$(8,355)
Morgan Stanley Capital Services LLC	AMC Entertainment Holdings Inc	US Federal Funds Rate plus 0.45%	2/21/2018	25	(1,238)
Citibank N.A.	Consumer Staples Select Sector SPDR Fund	1 Month LIBOR BBA minus 0.35%	7/28/2017	(106)	(1,310)
Citibank N.A.	CNH Industrial NV	1 Month LIBOR BBA minus 0.40%	7/3/2017	(20)	(3,092)
UBS AG	Danieli & C Officine Meccaniche SpA	Euro OverNight Index Average minus 0.45%	6/25/2018	(44)	(2,575)
Morgan Stanley Capital Services LLC	Depomed Inc	US Federal Funds Rate plus 0.45%	2/21/2018	87	(2,878)
Citibank N.A.	Fiat Chrysler Automobiles NV	1 Month LIBOR BBA minus 0.40%	7/3/2017	(21)	(1,541)
UBS AG	Gamesa Corp Tecnologica SA	1 Month LIBOR BBA plus 0.40%	6/3/2019	203	(25,839)
Morgan Stanley Capital Services LLC	GFK SE	Euro OverNight Index Average plus 0.55%	4/3/2018	105	(3,681)
Morgan Stanley Capital Services LLC	Groupe Fnac SA	Euro OverNight Index Average plus 0.55%	4/3/2018	303	(13,207)
Citibank N.A.	Henkel AG & Co KGaA	1 Month LIBOR BBA minus 0.40%	7/3/2017	(152)	(5,778)
UBS AG	Lagardere SCA	Euro OverNight Index Average minus 0.45%	6/25/2018	(57)	(1,978)
Morgan Stanley Capital Services LLC	Shire PLC	Sterling OverNight Index Average plus 0.55%	2/22/2018	112	(3,228)
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA minus 1.82%	7/3/2017	(91)	(10,136)
UBS AG	Telecom Italia SpA/Milano	1 Month LIBOR BBA plus 0.40%	6/25/2018	19	(451)
UBS AG	Vinci SA	1 Month LIBOR BBA minus 0.45%	6/25/2018	(53)	(2,859)
				$188	$(88,146)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Consolidated Portfolio of Investments April 30, 2017 (continued)

Open OTC total return basket swap contracts as of April 30, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index **	0.60%	5/31/2017	$3,405	$(973)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index **	1.50%	5/31/2017	4,728	(3,096)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index **	0.60%	5/31/2017	4,019	(1,424)
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2017	2,719	—
Bank of America Merrill Lynch	BofA ML Mean Reversion EUR Index Total Return Index	0.00%	5/31/2018	4,398	—
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index**	0.00%	5/31/2018	4,666	(56)
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index**	0.20%	5/31/2018	3,361	13
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index**	1.00%	5/31/2018	1,688	—
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index**	1.15%	5/31/2018	1,686	(531)
Societe Generale	SGI BOSS 10% Index	0.80%	6/5/2017	4,693	(2,400)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index **	0.60%	6/5/2017	4,045	(1,284)
Societe Generale	SGI US Gravity Index	0.60%	6/5/2017	1,001	(521)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index	0.00%	6/5/2017	5,246	(2,787)
				$45,655	$(13,059)

Open OTC Candriam proprietary total return swap contracts as of April 30, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index **	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $21,303,879)***	$72,497
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $17,255,739)****	(13,714)
			$58,783

30	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The summaries below provide a breakdown of the derivative contracts comprising the index components of the above Candriam proprietary total return swaps as of April 30, 2017:

Candriam IG Diversified Futures Index

Category	% Breakdown
Physical Commodity Future	100.44%
Financials	0.03
Currency	0.00	†
Metals	0.00	†
Agricultural	0.00	†
Foreign Currency	–0.09
Physical Index Future	–0.10
Equity Index	–0.14
Financial Commodity Future	–0.14
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
3-Month Euribor Dec19	Financials	$(326,340)	$(8)
90Day Euro Future Dec19	Financial Commodity Future	85,378	(5,748)
90Day Sterling Future Dec19	Financial Commodity Future	569,636	(9)
Aluminum LME Jun17	Metals	(2,718)	—
Australian Dollar	Foreign Currency	280	224
Australian Dollar CME Jun17	Foreign Currency	(10,690)	(13,899)
Brent Crude Future Jul17	Physical Commodity Future	(4,740)	9,178
British Pound CME Jun17	Foreign Currency	(2,180)	1,366
British Pound Sterling	Foreign Currency	(279)	331
CAC40 10 Euro Future May17	Physical Index Future	4,547	18
Canadian Dollar CME Jun17	Foreign Currency	(30,386)	(1,562)
CBOE VIX Future May17	Physical Index Future	(650)	4,659
Copper Future Jul17	Physical Commodity Future	(200)	(748)
Corn Future Jul17	Physical Commodity Future	(88,901,250)	(48,761)
Cotton No. 2 Future Jul17	Physical Commodity Future	9,987	1,905
DAX Index Jun17	Equity Index	7,813	9
E-mini Nasdaq Jun17	Equity Index	(5,180)	(8,702)
E-mini Russell Jun17	Equity Index	4,084	5,459
E-mini S&P Jun17	Equity Index	(35,566)	(18,230)
EUR/JPY CME Jun17	Foreign Currency	(99,612)	(9,192)
EUR/USD CME Jun17	Foreign Currency	273	47
Euro	Foreign Currency	3	—
Euro BTP Futures Jun17	Financials	6,747	—
Euro Bund Jun17	Financials	19,395	(3)
Euro Oat Futures Jun17	Financials	24,822	15
Euro Stoxx 50 Apr17	Equity Index	(153)	—
Euro Stoxx 50 Dividend Futures Dec17	Equity Index	5,163	1
FTSE Index Jun17	Equity Index	8,219	37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Consolidated Portfolio of Investments April 30, 2017 (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Gasoline RBOB Future Jun17	Physical Commodity Future	$(8,916)	$22,967
Gold CMX Jun17	Metals	(1,758)	3,373
Hang Seng Index Future May17	Physical Index Future	457,883	—
Hong Kong Dollar	Foreign Currency	2,087	3
Japan Govt Bond Tiffe Jun17	Financials	144,543	(316)
Japanese Yen	Foreign Currency	72,261	(349)
Japanese Yen CME Jun17	Foreign Currency	(2,687)	2,089
Korean Bond Jun17	Financials	(44,338)	—
Live Cattle Jun17	Agricultural	17,378	2,635
Mexican Peso CME Jun17	Foreign Currency	(648)	(7,148)
Mini Dow Jun17	Equity Index	1,064,523	(96)
Natural Gas Future Jun17	Physical Commodity Future	(3,376)	12,056
New Zealand Dollar CME Jun17	Foreign Currency	(18,569)	(20,760)
Nikkei Index Jun17	Equity Index	(423,400)	(5,563)
SFE SPI 200 Jun17	Equity Index	8,381	6,192
Silver Future Jul17	Physical Commodity Future	(76)	35,575
South African Rand CME Jun17	Foreign Currency	767	974
South Korean Won	Foreign Currency	494,503	—
Soybean Future Jul17	Physical Commodity Future	(304,658,500)	(82,746)
Sugar #11 (World) Jul17	Physical Commodity Future	(8,445)	(4,912)
Topix Index Jun17	Equity Index	1,927	2,118
U.S. 10 Year Notes Jun17	Financials	6,901	(2,588)
U.S. 5 Year Note Jun17	Financials	27,319	(6,115)
U.S. Treasury Bond Jun17	Financials	456	(547)
United States Dollar	Currency	(3,645)	—
Wheat Future (CBT) Jul17	Physical Commodity Future	(70,224,000)	(68,845)
WTI Crude Future Jun17	Physical Commodity Future	7,717	(14,573)
Zinc LME Jun17	Metals	(262)	—
Net Cash and Other Receivables/Payables			282,686

Swaps, at Value			$72,497

Candriam Global Alpha Index

Category	% Breakdown
Foreign Currency	98.56%
Financials	1.54
Index Option	0.15
Physical Index Future	0.05
Physical Index Option	0.00	†
Agriculture	0.00	†
Currency Option	–0.01
Financial Commodity Option	–0.01
Equity Index	–0.28
Total	100.00%

32	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
£ Future Option (IMM) Jun17P 124	Currency Option	$(3)	$313
1 Year Midcurve Jun17	Financials	(162)	2,619
AUD/USD Future Option Jun17C 76	Currency Option	12	77
Australian 10 Year Bonds Jun17	Financials	8,387	5,741
Australian Dollar	Foreign Currency	1,752	610
Australian Dollar CME Jun17	Foreign Currency	1,869	580
Australian Dollar CME Jun17	Foreign Currency	(22)	1,056
Australian Dollar CME Jun17	Foreign Currency	93	(2,113)
British Pound CME Jun17	Foreign Currency	(3,241)	(1,935)
British Pound CME Jun17	Foreign Currency	(2)	224
British Pound CME Jun17	Foreign Currency	2	(223)
British Pound CME Jun17	Foreign Currency	(3)	181
British Pound Sterling	Foreign Currency	83	70
Canadian Dollar Future Option Jun17C 76.5	Currency Option	4	(180)
Canadian Dollar CME Jun17	Foreign Currency	2,050	(1,517)
Canadian Dollar CME Jun17	Foreign Currency	(44)	(1,217)
CBOE VIX Future May17	Physical Index Future	233	(368)
DAX Index Jun17	Equity Index	112	51
DAX Index Jun17	Equity Index	(66)	(294)
DAX Index Jun17	Equity Index	(5)	91
E-mini Nasdaq Jun17	Equity Index	(4,241)	1,544
E-mini Nasdaq Jun17	Equity Index	(16)	(37)
E-mini S&P Jun17	Equity Index	(38)	1,253
E-mini S&P Jun17	Equity Index	(43)	(805)
EUR/USD CME Jun17	Foreign Currency	(1,229)	(272)
EUR/USD CME Jun17	Foreign Currency	103	1,197
EUR/USD CME Jun17	Foreign Currency	(66)	(336)
EUR/USD CME Jun17	Foreign Currency	(10)	(68)
EUR/USD CME Jun17	Foreign Currency	(7)	(92)
Eurex Euro Stoxx 50 Weekly Option	Index Option	(115)	(5,718)
Eurex Euro Stoxx 50 Weekly Option	Index Option	418	10,131
Euro	Foreign Currency	2,756	960
Euro Bobl Jun17	Equity Index	(8,618)	763
Euro Bund Jun17	Equity Index	(197)	4,098
Euro FX Currency Option Jun17P 1.08	Currency option	(36)	283
Euro FX Currency Option Jun17P 1.08	Currency option	(49)	319
Euro Stoxx 50 Jun17	Equity Index	(7)	(97)
EURO Stoxx 50 Price EUR	Index Option	(50)	(141)
EURO Stoxx 50 Price EUR	Index Option	(31)	(1,015)
EURO Stoxx 50 Price EUR	Index Option	(187)	(5,173)
Euro Stoxx Banks Jun17	Equity Index	(10)	209
Euro Stoxx Banks May17	Equity Index	(73)	(1,749)
Euro Stoxx 50 Dividend Futures Dec17	Equity Index	2,312	(357)
Euro-Bobl Option Jul17C132.25	Financial Commodity Option	(78)	766
Euro-Bobl Option Jun17C 131.5	Financial Commodity Option	(56)	1,173
Euro-Bund Option Jun17C 163	Financial Commodity Option	(197)	7,473

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Consolidated Portfolio of Investments April 30, 2017 (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Euro-Bund Option Jun17P 159	Financial Commodity Option	$36	$1,302
Euro-Bund Option Jun17P 160	Financial Commodity Option	58	1,658
Euro-Bund Option Jun17P 158.5	Financial Commodity Option	(40)	(1,332)
EUR-USD X-RATE	Foreign Currency	824	(75)
FTSE 100 Index	Index Option	(772)	373
FTSE 100 Index	Index Option	5,597	(2,606)
FTSE MIB Index Jun17	Equity Index	(450)	(4,849)
Hong Kong Dollar	Foreign Currency	(256)	(2)
Japanese Yen	Foreign Currency	27,416	(118)
Japanese Yen CME Jun17	Foreign Currency	(110)	1,761
Japanese Yen CME Jun17	Foreign Currency	68	(401)
Japanese Yen Future Option Jun17C 90	Currency Option	(48)	984
Japanese Yen Future Option Jun17C 93	Currency Option	(15)	348
Japanese Yen Future Option Jun17C 95	Currency Option	(7)	135
Japanese Yen Future Option Jun17P 87	Currency Option	(37)	450
KRW-EUR X-RATE	Foreign Currency	854,792	510
KRW-USD X-RATE	Foreign Currency	790,611	216
Mexican Peso CME Jun17	Foreign Currency	289	5,640
NASDAQ 100 Stock Index	Index Option	444	(654)
NASDAQ 100 Stock Index	Index Option	(208)	(1,300)
Norwegian Krone	Foreign Currency	212	(8)
S&P500 EMINI OPTN Jun17C 2440	Physical Index Option	(20)	1,084
Singapore Dollar	Foreign Currency	9	—
SMI Index	Agricultural	(114)	4,193
SMI Index	Agricultural	(32)	(1,251)
South Korean Won/US Dollar	Foreign Currency	1,632,598	(1,928)
Stoxx 600 RETL Jun17	Physical Index Future	1,723	1,777
Stoxx Europe 600 Automobiles & Part	Index Option	113	7,142
Stoxx Europe 600 Automobiles & Part	Index Option	(51)	(3,571)
Stoxx Europe 600 Consumer Staples Jun17	Equity Index	(382)	134
Stoxx Europe 600 Energy Jun17	Equity Index	564	496
Stoxx Europe 600 Insurance Pri	Index Option	(63)	—
Stoxx Europe 600 Oil & Gas	Equity Index	(23)	696
Stoxx Europe 600 Oil & Gas Pri	Index Option	(87)	3,410
Stoxx Europe 600 Telecommunications Jun17	Equity Index	1,446	(2,804)
Stoxx Europe 600 Utilities	Equity Index	(17)	(247)
Swedish Krona	Foreign Currency	(2,582)	165
Swiss Franc	Foreign Currency	379	(74)
Turkish Lira	Foreign Currency	28	5
U.S. 10 Year Notes Jun17	Financials	43,624	5,245
US 10YR Future Option Jun17C 126	Financial Commodity Option	(174)	(1,088)
VStoxx May17	Equity Index	333	1,348
Yen Denom Nikkei Jun17	Physical Index Future	(345)	70
Net Cash and Other Receivables/Payables			(48,623)

Swaps, at Value			$(13,714)

1.	As of April 30, 2017, cash in the amount of $800,071 was on deposit with brokers for total return equity swap contracts.

34	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Portfolio of Investments April 30, 2017 (continued)

*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on June 24, 2015 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap. The swap is reset on a daily basis and the daily profit and loss is reinvested (added to the notional amount). In the event the daily profit and loss is lower than the minimum transfer amount ($150,000), the reset is postponed to the next business day.

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap. The swap is reset on a daily basis and the daily profit and loss is reinvested (added to the notional amount). In the event the daily profit and loss is lower than the minimum transfer amount ($50,000), the reset is postponed to the next business day.

‡	Less than $1,000.

†	Amount represents less than 0.01%.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CAD—Canadian Dollar

CBOE—Chicago Board Options Exchange

CHF—Swiss Franc

CME—Chicago Mercantile Exchange

CMX—Carbon Mercantile Exchange

CVA—Company Voluntary Agreement

DAX—Deutscher Aktienindex Index (German stock market index)

DKK—Danish Krone

ETF—Exchange-Traded Fund

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound Sterling

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MIB—Milano Italia Borsa (Italian national stock exchange)

LME—London Metal Exchange

SEK—Swedish Krona

SFE SPI—Sydney Futures Exchange Share Price Index

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

VIX—CBOE Volatility Index

VSTOXX—Euro STOXX 50 Volatility Index

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Consolidated Portfolio of Investments April 30, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$12,115,693	$—	$12,115,693
Foreign Bonds	—	7,525,036	—	7,525,036

Total Long-Term Bonds	—	19,640,729	—	19,640,729

Common Stocks	43,679,950	—	—	43,679,950
Convertible Preferred Stocks	157,044	—	—	157,044
Preferred Stocks	46,066	—	—	46,066
Purchased Options	—	2,614	—	2,614
Purchased Swaptions	—	156	—	156
Short-Term Investments
Repurchase Agreements	—	52,975,151	—	52,975,151
U.S. Government & Federal Agencies	—	32,657,940	—	32,657,940

Total Short-Term Investments	—	85,633,091	—	85,633,091

Total Investments in Securities	43,883,060	105,276,590	—	149,159,650

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (b)	—	72,497	—	72,497
Credit Default Swap Contracts (b)	—	225,643	—	225,643
Foreign Currency Forward Contracts (b)	—	18,008	—	18,008
Futures Contracts (b)	249	—	—	249
Interest Rate Swap Contracts (b)	—	41,739	—	41,739
Total Return Basket Swap Contracts (b)	—	13	—	13
Total Return Equity Swap Contracts (b)	—	59,702	—	59,702

Total Other Financial Instruments	249	417,602	—	417,851

Total Investments in Securities and Other Financial Instruments	$43,883,309	$105,694,192	$—	$149,577,501

36	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (b)	$(24,754,719)	$(88,682)	$		$(24,843,401)
Exchange-Traded Funds Sold Short	(5,455,104)	—		—	(5,455,104)
Rights Sold Short	—	(284)		—	—

Total Investments in Securities Sold Short	(30,209,823)	(88,966)		—	(30,298,789)

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (c)	—	(13,714)			(13,714)
Credit Default Swap Contracts (c)	—	(70,059)		—	(70,059)
Foreign Currency Forward Contracts (c)	—	(310,122)		—	(310,122)
Interest Rate Swap Contracts (c)	—	(4,695)		—	(4,695)
Total Return Basket Swap Contracts (c)	—	(13,072)		—	(13,072)
Total Return Equity Swap Contracts (c)	—	(88,146)		—	(88,146)

Total Other Financial Instruments	—	(499,808)		—	(499,808)

Total Short-Term Investments Sold Short and Other Financial Instruments	$(30,209,823)	$(588,774)		$—	$(30,798,597)

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The Level 2 securities valued at $(1,206), $(43,153), and $(44,323) are held in Aerospace & Defense, Banking, and Mining, respectively, within the Common Stocks Sold Short section of the Consolidated Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Consolidated Statement of Assets and Liabilities as of April 30, 2017

Assets
Investment in securities before investments sold short, at value (identified cost $92,811,319)	$96,184,499
Repurchase agreements, at value (identified cost $52,975,151)	52,975,151
Cash collateral on deposit at broker	16,994,556
Cash denominated in foreign currencies (identified cost $791,992)	796,161
Receivables:
Investment securities sold	429,347
Dividends and interest	361,642
Variation margin on futures contracts	250,812
Fund shares sold	814
Premiums paid for OTC swap contracts	6,344
Unrealized appreciation on OTC swap contracts	132,212
Other assets	18,450
Unrealized appreciation on foreign currency forward contracts	18,008
Variation margin on centrally cleared swaps	48,140

Total assets	168,216,135

Liabilities
Investments sold short (proceeds $29,774,352)	30,298,789
Due to custodian	151,375
Payables:
Investment securities purchased	1,170,466
Manager (See Note 3)	224,328
Broker fees and charges on short sales	105,600
Custodian	93,737
Dividends on investments sold short	16,908
Shareholder communication	16,296
Professional fees	12,277
Transfer agent (See Note 3)	6,254
NYLIFE Distributors (See Note 3)	1,997
Fund shares redeemed	1,260
Premiums received for OTC swap contracts	14,791
Accrued expenses	3,758
Unrealized depreciation on OTC swap contracts	133,784
Unrealized depreciation on foreign currency forward contracts	310,122

Total liabilities	32,561,741

Net assets	$135,654,394

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,535
Additional paid-in capital	135,579,811

135,593,346
Distributions in excess of net investment income	(690,444)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(2,044,154)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	3,583,337
Net unrealized appreciation (depreciation) on investments sold short	(524,437)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(263,254)

Net assets	$135,654,394

Class A
Net assets applicable to outstanding shares	$5,461,801

Shares of beneficial interest outstanding	545,479

Net asset value per share outstanding	$10.01
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.59

Investor Class
Net assets applicable to outstanding shares	$1,256,337

Shares of beneficial interest outstanding	125,925

Net asset value per share outstanding	$9.98
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.56

Class C
Net assets applicable to outstanding shares	$765,721

Shares of beneficial interest outstanding	77,557

Net asset value and offering price per share outstanding	$9.87

Class I
Net assets applicable to outstanding shares	$128,170,535

Shares of beneficial interest outstanding	12,786,394

Net asset value and offering price per share outstanding	$10.02

38	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Operations

for the year ended April 30, 2017

Investment Income (Loss)
Income
Interest	$1,198,288
Dividends (a)	790,205
Other income	85

Total income	1,988,578

Expenses
Manager (See Note 3)	1,789,552
Broker fees and charges on short sales	904,635
Custodian	818,882
Dividends and interest on investments sold short	337,505
Professional fees	221,722
Registration	56,655
Transfer agent (See Note 3)	36,682
Shareholder communication	29,130
Distribution/Service—Class A (See Note 3)	11,496
Distribution/Service—Investor Class (See Note 3)	2,813
Distribution/Service—Class C (See Note 3)	6,457
Interest expense	3,736
Trustees	3,561
Miscellaneous	16,075

Total expenses before waiver/reimbursement	4,238,901
Expense waiver/reimbursement from Manager (See Note 3)	(961,893)
Reimbursement from custodian (b)	(1,766)

Net expenses	3,275,242

Net investment income (loss)	(1,286,664)

Realized and Unrealized Gain (Loss) on Investments, Investments Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	637,972
Investments sold short	231,358
Futures transactions	(52,992)
Written option transactions	47,709
Swap transactions	1,771,480
Foreign currency transactions	931,861

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	3,567,388

Net change in unrealized appreciation (depreciation) on:
Investments	1,730,262
Investments sold short	(344,385)
Futures contracts	(28,515)
Swap contracts	(330,791)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(43,888)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	982,683

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	4,550,071

Net increase (decrease) in net assets resulting from operations	$3,263,407

(a)	Dividends recorded net of foreign withholding taxes in the amount of $17,997.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	39

Consolidated Statement of Changes in Net Assets

for the year ended April 30, 2017 and period June 18, 2015 (inception date) through April 30, 2016

	2017	2016 (a)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,286,664)	$(693,814)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	3,567,388	(1,577,868)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	982,683	1,812,963

Net increase (decrease) in net assets resulting from operations	3,263,407	(458,719)

Dividends and distributions to shareholders:
From net investment income:
Class A	(73,696)	—
Investor Class	(17,622)	—
Class C	(7,193)	—
Class I	(2,234,483)	—

	(2,332,994)	—

From net realized gain on investments:
Class A	—	(3,314)
Investor Class	—	(162)
Class C	—	(236)
Class I	—	(306,293)

Total dividends and distributions to shareholders	(2,332,994)	(310,005)

Capital share transactions:
Net proceeds from sale of shares	26,807,124	176,915,339
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,332,658	310,005
Cost of shares redeemed	(4,213,239)	(66,659,182)

Increase (decrease) in net assets derived from capital share transactions	24,926,543	110,566,162

Net increase (decrease) in net assets	25,856,956	109,797,438

Net Assets
Beginning of period	109,797,438	—

End of period	$135,654,394	$109,797,438

Distributions in excess of net investment income at end of period	$(690,444)	$(840,339)

(a)	The inception date of the Fund was June 18, 2015.

40	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Financial Highlights selected per share data and ratios

Class A	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$9.92	$10.00

Net investment income (loss) (a)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.25	(0.05)

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.16)	(0.03)

Net asset value at end of period	$10.01	$9.92

Total investment return (b)	2.48%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.22%)	(0.97	%)††
Net expenses (excluding short sale expenses)	1.80%	1.80	% ††
Expenses (before waiver/reimbursement)	3.53%	3.64	% ††
Short sale expenses	0.98%	0.88	% ††
Portfolio turnover rate	168%	164	% (c)
Net assets at end of period (in 000’s)	$5,462	$3,638

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

Investor Class	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$9.90	$10.00

Net investment income (loss) (a)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.22	(0.07)

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.14)	(0.03)

Net asset value at end of period	$9.98	$9.90

Total investment return (b)	2.24%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.49%)	(1.18	%)††
Net expenses (excluding short sale expenses)	2.07%	1.95	% ††
Expenses (before waiver/reimbursement)	3.80%	3.82	% ††
Short sale expenses	0.98%	0.92	% ††
Portfolio turnover rate	168%	164	% (c)
Net assets at end of period(in 000’s)	$1,256	$748

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	41

Consolidated Financial Highlights selected per share data and ratios

Class C	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$9.83	$10.00

Net investment income (loss) (a)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	0.29	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.14	(0.14)

Less dividends and distributions
From net investment income	(0.10)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.10)	(0.03)

Net asset value at end of period	$9.87	$9.83

Total investment return (b)	1.38%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(2.25%)	(1.95	%)††
Net expenses (excluding short sale expenses)	2.82%	2.70	% ††
Expenses (before waiver/reimbursement)	4.55%	4.54	% ††
Short sale expenses	0.98%	0.89	% ††
Portfolio turnover rate	168%	164	% (c)
Net assets at end of period (in 000’s)	$766	$299

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

Class I	Year ended April 30, 2017	June 18, 2015* through April 30, 2016
Net asset value at beginning of period	$9.93	$10.00

Net investment income (loss) (a)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.27	(0.04)

Less dividends and distributions:
From net investment income	(0.18)	—
From net realized gain on investments	—	(0.03)

Total dividends and distributions	(0.18)	(0.03)

Net asset value at end of period	$10.02	$9.93

Total investment return (b)	2.80%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99%)	(0.78	%)††
Net expenses (excluding short sale expenses)	1.57%	1.55	% ††
Expenses (before waiver/reimbursement)	3.30%	3.36	% ††
Short sale expenses	0.97%	0.85	% ††
Portfolio turnover rate	168%	164	% (c)
Net assets at end of period (in 000’s)	$128,171	$105,112

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

42	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Notes to Consolidated Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These consolidated financial statements and notes relate to the MainStay Absolute Return Multi-Strategy Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares, inception date was June 18, 2015.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions

43

Notes to Consolidated Financial Statements (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Consolidated Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information	• Equity and credit default swap curves

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options and futures contracts are valued at the last posted settlement price on the market where such options and futures, as applicable, are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data

44	MainStay Absolute Return Multi-Strategy Fund

processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s consolidated financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(V)) is treated as a controlled foreign corporation (“CFC”) of the Fund under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Fund is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Fund in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Fund’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated

45

Notes to Consolidated Financial Statements (continued)

investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that gross income derived by the Fund from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Fund from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Fund may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Fund may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Fund’s Form 1065, Schedule K-1, received from the MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Fund’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Fund estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations. For the year ended April 30, 2017, the Fund estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of

46	MainStay Absolute Return Multi-Strategy Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Consolidated Statement of Operations. Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Consolidated Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Consolidated Portfolio of Investments.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the

47

Notes to Consolidated Financial Statements (continued)

relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading, in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2017, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London InterBank Offered Rate (“LIBOR”)). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other

48	MainStay Absolute Return Multi-Strategy Fund

economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any warrants.

49

Notes to Consolidated Financial Statements (continued)

(N)  Options.  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

During the year ended April 30, 2017, the Fund engaged in the following transactions in written options:

	Notional Amount/ Number of Contracts	Premium
Options outstanding at April 30, 2017	—	$—
Options written	7,840,000	80,166
Options boughtback	(7,840,000)	(80,166)
Options outstanding at April 30, 2017	—	$—

The Fund may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agree-

ment at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

During the year ended April 30, 2017, the Fund engaged in the following transactions in written swaptions:

	Notional Amount/ Number of Contracts	Premium
Swaptions outstanding at April 30, 2017	—	$—
Swaptions written	800,000	2,723
Swaptions boughtback	(800,000)	(2,723)
Swaptions outstanding at April 30, 2017	—	$—

(O)  Securities Sold Short.  During the year ended April 30, 2017, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

(P)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs were amortized on a straight line basis over twelve months.

(Q)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities

50	MainStay Absolute Return Multi-Strategy Fund

loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(R)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Fund may invest in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Fund may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Fund may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The Fund utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Fund may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Fund than is available when investing directly in the

51

Notes to Consolidated Financial Statements (continued)

underlying instrument or to hedge against credit and interest rate risks. The Fund may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Swaptions	Investments in securities, at value	$—	$—	$—	$156	$156
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	—	—	—	249	249
Centrally Cleared Swap Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	225,643	—	41,739	267,382
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	132,212	—	—	—	132,212
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	—	18,008	—	18,008

Total Fair Value		$132,212	$225,643	$18,008	$42,144	$418,007

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$—	$2,614	$2,614
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	—	(310,122)	—	(310,122)
Centrally Cleared Swap Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	(51,207)	—	(4,695)	(55,902)
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	(114,932)	(18,852)	—	—	(133,784)

Total Fair Value		$(114,932)	$(70,059)	$(310,122)	$(2,081)	$(497,194)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments transactions	$—	$—	$—	$1,103	$1,103
Purchased Swaptions	Net realized gain (loss) on investments transactions	—	—	—	(15,570)	(15,570)
Written Option	Net realized gain (loss) on written option transactions	—	—	—	47,709	47,709
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(52,992)	(52,992)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	—	(10,435)	—	(10,435)
Swap Contracts	Net realized gain (loss) on swap transactions	1,246,191	453,977		71,312	1,771,480

Total Realized Gain (Loss)		$1,246,191	$453,977	$(10,435)	$51,562	$1,741,295

52	MainStay Absolute Return Multi-Strategy Fund

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Swaptions	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$(10,884)	$(10,884)
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	—	—	—	(4,128)	(4,128)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(28,515)	(28,515)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	—	(523,923)	—	(523,923)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(318,909)	103,947	—	(115,829)	(330,791)

Total Change in Unrealized Appreciation (Depreciation)		$(318,909)	$103,947	$(523,923)	$(159,356)	$(898,241)

Average Notional Amount

	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$2,533,333	$—	$3,142,857	$5,676,190
Written Options (b)	$—	$—	$—	$(2,020,000)	$(2,020,000)
Futures Contracts Long (c)	$—	$—	$—	$6,080	$6,080
Futures Contracts Short	$—	$—	$—	$(3,835,844)	$(3,835,844)
Forward Contracts Long	$—	$—	$687,325	$—	$687,325
Forward Contracts Short	$—	$—	$(15,633,377)	$—	$(15,633,377)
Swap Contracts Long	$66,246,104	$36,007,175	$—	$12,365,000	$114,618,279
Swap Contracts Short	$(2,917,878)	$—	$—	$—	$(2,917,878)

(a)	Positions were open nine months during the reporting period.

(b)	Positions were open five months during the reporting period.

(c)	Positions were open four month during the reporting period.

(V)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Fund. The Fund and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follows the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Fund to enable the Fund to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Fund’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. Except where the context otherwise requires, the term “Fund” refers to the Fund together with the Cayman Subsidiary. As of April 30, 2017, net assets of the Cayman Subsidiary were $14,803,397, representing 10.9% of the Fund’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Cayman Subsidiary are not necessarily identical. The Fund currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Fund is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Fund will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Fund, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(W)  Commodity Futures Trading Commission Regulation.  The Fund and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Fund and the Cayman Subsidiary. Accordingly, the Fund and the Manager will comply

53

Notes to Consolidated Financial Statements (continued)

with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Fund’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Fund operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Fund and the Cayman Subsidiary, the Fund and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, the Cayman Subsidiary, their investment strategies, or the Fund’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam France, a registered investment adviser serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, is responsible for the day-to-day portfolio management of a portion of the Fund and the Cayman Subsidiary. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an amended and restated Subadvisory Agreement between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of a portion of the Fund. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, is responsible for the day-to-day portfolio management of a portion of the Fund. MacKay Shields LLC (‘‘MacKay Shields’’ or “Subadvisor,” and together with Candriam France, Cornerstone Holdings and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, is responsible for the day-to-day portfolio management of a portion of the

Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.25% of the Fund’s average daily net assets.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until August 29, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $1,789,552 and waived its fees and/or reimbursed expenses in the amount of $961,893.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

54	MainStay Absolute Return Multi-Strategy Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,470 and $2,204, respectively. During the year ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C and Investor Class shares of $398 and $17, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. State Street is the Cayman Subsidiary’s transfer agent pursuant to an agreement between State Street and the Cayman Subsidiary. During the year ended April 30, 2017, transfer agent expenses incurred by the Fund and Cayman Subsidiary were $16,682 and $20,000, respectively.

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Consolidated Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,988,630	$(1,501,403)	$(2,164,161)	$1,737,982	$61,048

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments, Passive Foreign Investment Company (PFIC) adjustments, partnership adjustments, return of capital distributions received, and marked to market adjustments on derivatives. The other temporary differences are primarily attributable to adjustments related to the Cayman Subsidiary.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of April 30, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$3,769,553	$(2,375,495)	$(1,394,058)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swaps, short sale adjustments, PFIC adjustments, partnership adjustments, return of capital distributions received, and Cayman Subsidiary adjustments.

As of April 30, 2017, for federal income tax purposes, capital loss carryforwards of $1,480,721 as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,246	$235

The Fund utilized $1,257,207 of capital loss carryforwards during the year ended April 30, 2017.

During the year ended April 30, 2017 and period ended April 30, 2016, the tax character of distributions paid as reflected in the Consolidated Statement of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$2,332,994	$310,005

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

55

Notes to Consolidated Financial Statements (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended April 30, 2017, purchases and sales of U.S. government securities were $1,817 and $2,472, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $108,229 and $93,472, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended April 30, 2017:
Shares sold	276,633	$2,781,047
Shares issued to shareholders in reinvestment of dividends and distributions	7,268	73,696
Shares redeemed	(108,990)	(1,098,866)

Net increase (decrease) in shares outstanding before conversion	174,911	1,755,877
Shares converted into Class A (See Note 1)	13,509	134,518
Shares converted from Class A (See Note 1)	(9,737)	(97,900)

Net increase (decrease)	178,683	$1,792,495

Period ended April 30, 2016 (a):
Shares sold	639,554	$6,382,426
Shares issued to shareholders in reinvestment of dividends and distributions	337	3,314
Shares redeemed	(271,227)	(2,698,654)

Net increase (decrease) in shares outstanding before conversion	368,664	3,687,086
Shares converted into Class A (See Note 1)	646	6,415
Shares converted from Class A (See Note 1)	(2,514)	(24,913)

Net increase (decrease)	366,796	$3,668,588

Investor Class	Shares	Amount
Year ended April 30, 2017:
Shares sold	73,410	$732,560
Shares issued to shareholders in reinvestment of dividends and distributions	1,714	17,326
Shares redeemed	(20,971)	(210,415)

Net increase (decrease) in shares outstanding before conversion	54,153	539,471
Shares converted into Investor Class (See Note 1)	9,771	97,900
Shares converted from Investor Class (See Note 1)	(13,553)	(134,518)

Net increase (decrease)	50,371	$502,853

Period ended April 30, 2016 (a):
Shares sold	75,312	$748,098
Shares issued to shareholders in reinvestment of dividends and distributions	17	162
Shares redeemed	(1,647)	(16,247)

Net increase (decrease) in shares outstanding before conversion	73,682	732,013
Shares converted into Investor Class (See Note 1)	2,519	24,913
Shares converted from Investor Class (See Note 1)	(647)	(6,415)

Net increase (decrease)	75,554	$750,511

Class C	Shares	Amount
Year ended April 30, 2017:
Shares sold	64,528	$638,875
Shares issued to shareholders in reinvestment of dividends and distributions	713	7,153
Shares redeemed	(18,165)	(180,569)

Net increase (decrease)	47,076	$465,459

Period ended April 30, 2016 (a):
Shares sold	38,909	$383,702
Shares issued to shareholders in reinvestment of dividends and distributions	24	236
Shares redeemed	(8,452)	(83,365)

Net increase (decrease)	30,481	$300,573

Class I	Shares	Amount
Year ended April 30, 2017:
Shares sold	2,246,651	$22,654,642
Shares issued to shareholders in reinvestment of dividends and distributions	220,363	2,234,483
Shares redeemed	(269,602)	(2,723,389)

Net increase (decrease)	2,197,412	$22,165,736

Period ended April 30, 2016 (a):
Shares sold	17,026,526	$169,401,113
Shares issued to shareholders in reinvestment of dividends and distributions	31,095	306,293
Shares redeemed	(6,468,639)	(63,860,916)

Net increase (decrease)	10,588,982	$105,846,490

(a)	The inception date of the Fund was June 18, 2015.

56	MainStay Absolute Return Multi-Strategy Fund

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s consolidated financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Fund as of and for the year ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the consolidated financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

57

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the MainStay Absolute Return Multi-Strategy Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of April 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the years or periods in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2017

58	MainStay Absolute Return Multi-Strategy Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Absolute Return Multi-Strategy Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Candriam France S.A.S. (“Candriam France”), Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Cushing Asset Management, LP (“Cushing”), and MacKay Shields LLC (“MacKay Shields”) (each, a “Subadviser” and, collectively, the “Subadvisers”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisers in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and the Subadvisers (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Candriam France, Cornerstone Holdings, and MacKay Shields, and Cushing and responses from New York Life Investments and the Subadvisers to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the

Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and the Subadvisers from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and the Subadvisers. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and the Subadvisers. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and the Subadvisers resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and the Subadvisers

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients,

59

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including the Subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of the Subadvisers. In particular, the Board considered New York Life Investments’ substantial responsibilities as manager of the Fund under a “multi-manager” structure in which New York Life Investments has oversight responsibility for the Fund’s Subadvisers and responsibility for the allocation of the Fund’s assets among multiple Subadvisers, including overseeing reallocation of assets among Subadvisers. The Board further noted that New York Life Investments also proposed to manage one of the sleeves of the Fund directly.

The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that the Subadvisers provide to the Fund. The Board evaluated the Subadvisers’ experience in serving as Subadvisers to the Fund and managing other portfolios. It examined each Subadviser’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at the Subadvisers, and each Subadviser’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by the Subadvisers. The Board also reviewed each Subadviser’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadviser’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisers had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

The Board also considered that the Fund may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (“Cayman Subsidiary”). In this regard, the Board considered the investment management services that New York Life Investments and certain Subadvisers provide to the Cayman Subsidiary and the expected benefits to be derived by the Fund from its use of one or more Cayman Subsidiaries.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisers

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements and the

60	MainStay Absolute Return Multi-Strategy Fund

profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Fund. Because Candriam France, Cornerstone Holdings, and MacKay Shields are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and the affiliated Subadvisers in the aggregate. Although the Board did not receive specific profitability information from Cushing, the Board considered representations from Cushing and New York Life Investments that the subadvisory fee paid by New York Life Investments to Cushing for services provided to the Fund was the result of arm’s-length negotiations. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and the Subadvisers and profits realized by New York Life Investments and its affiliates and the Subadvisers, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisers to continue to provide high-quality services to the Fund. The Board also considered the investment management services that New York Life Investments and certain Subadvisers provide to the Cayman Subsidiary and the related contractual management fee waiver, which obligates New York Life Investments to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of

Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam France, Cornerstone Holdings, and MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of

61

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to the Subadvisers are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service

Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

62	MainStay Absolute Return Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the year ended April 30, 2017, the Fund designated approximately $388,412 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the year ended April 30, 2017, should be multiplied by 15.3% to arrive at the amount eligible for the corporate dividends received deduction.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstaylnvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); by visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

63

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 1, 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81

The MainStay Funds:
Trustee since January 2017 (12 funds); MainStay VP Funds Trust:
Trustee since January 2017 (32 portfolios); and

MainStay DefinedTerm Municipal
Opportunities Fund: Trustee since January 2017.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, which consists of the Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

64	MainStay Absolute Return Multi-Strategy Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81	The MainStay Funds:
Trustee since January 2016,
Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay VP Funds Trust:
Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund:
Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky:
				Trustee since 2009.
Susan B. Kerley 8/12/51	Chairman since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81

The MainStay Funds:
Chairman since January 2017 and Trustee since 2007 (12 funds);

MainStay VP Funds Trust:
Chairman since January 2017 and Trustee since 2007 (32 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund:
Chairman since January 2017 and Trustee since 2011; and Legg Mason Partners Funds:
Trustee since 1991 (54 portfolios).

Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds); MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (32 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	Trustee since 2002***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson–United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	Trustee since 2007***	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2006 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

65

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds); MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios); MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	Trustee Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	The MainStay Funds: since 1994 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

66	MainStay Absolute Return Multi-Strategy Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds Trust, MainStay Funds and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President — Administration, MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2005) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

67

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC. MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737574 MS144-17	MSARM11-06/17 (NYLIM) NL270

MainStay Tax Advantaged Short Term Bond Fund

Message from the President and Annual Report

April 30, 2017

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Message from the President

The 12 months ended April 30, 2017, proved to be a strong period for many equity investors. The growth in U.S. stocks, however, wasn’t entirely uniform.

In June 2016, the United Kingdom voted to leave the European Union, which caused a sudden but short-lived dip in stocks around the world.

After the market recovered, U.S. stocks faltered slightly on uncertainty about the outcome of the U.S. election. Once the Republicans had gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market continued to climb through the end of the reporting period.

According to FTSE-Russell U.S. market data, growth and value stocks at all capitalization levels earned solid double-digit returns during the reporting period. Although growth stocks outperformed value stocks among large-capitalization stocks, value stocks outperformed growth stocks among mid-cap, small-cap and micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest increases—in both absolute and percentage terms—among short-term U.S. Treasury securities. The yield on the 1-month U.S. Treasury bill ended the reporting period more than five times higher than where it began, and the yield on the 3-month U.S. Treasury bill increased by more than two and a half times.

When interest rates rise, bond prices tend to decline (and vice versa). Even so, most broad fixed-income asset classes provided positive total returns. Major exceptions included intermediate- and long-term U.S. government bonds and longer-term municipal bonds. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns for the 12-month reporting period.

International stocks provided double-digit positive returns during the reporting period, with Europe, the Pacific region and Japan all providing solid performance. Emerging markets provided even stronger performance for the reporting period, despite weak commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information

about the markets, securities and decisions that affected your MainStay Fund during the 12 months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year-Ended April 30, 2017

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	1/2/2004	–0.73 0.27%	–0.07 0.54%	1.61 1.92%	0.85 0.85%
Investor Class Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	2/28/2008	–1.09 –0.09	–0.43 0.18	0.70 1.04	1.20 1.20
Class I Shares	No Sales Charge		1/2/1991	0.54	0.80	2.18	0.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays 3-Year Municipal Bond Index[4]	0.62%	1.23%	2.75%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index[5]	0.76	0.93	2.32
Average Lipper Short U.S. Government Fund[6]	0.29	0.32	1.56

4.	The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
5.	The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s secondary benchmark. The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Short U.S. Government Fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Advantaged Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Advantaged Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,001.20	$4.02	$1,020.80	$4.06	0.81%

Investor Class Shares	$1,000.00	$999.30	$5.90	$1,018.90	$5.96	1.19%

Class I Shares	$1,000.00	$1,002.60	$2.68	$1,022.10	$2.71	0.54%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation 4.75%–5.50%, due 7/1/17–7/1/20 Insured

2.	State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds, 0.98%, due 10/1/36

3.	New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds, 5.50%, due 12/15/17–12/15/20

4.	County of Beaver PA, Unlimited General Obligation, 1.948%–2.18%, due 11/15/18–11/15/19

5.	Massachusetts Housing Finance Agency, Revenue Bonds, 2.60%, due 12/1/39

6.	City of Whiting IN, Environmental Facilities, BP Products North America, Revenue Bonds, 1.65%, due 12/1/44

7.	Morgan Stanley, 2.375%–7.30%, due 2/1/19–7/23/19

8.	Town of Oyster Bay NY, Public Improvement, Limited General Obligation, 3.00%, due 3/1/18

9.	Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds, 5.00%, due 11/15/20

10.	Atlantic County Improvement Authority, Stockton University Atlantic City, Revenue Bonds, 5.00%, due 9/1/20

8	MainStay Tax Advantaged Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Claude Athaide, PhD, CFA, John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Advantaged Short Term Bond Fund perform relative to its benchmarks and peers during the 12 months ended April 30, 2017?

Excluding all sales charges, MainStay Tax Advantaged Short Term Bond Fund returned 0.27% for Class A shares and –0.09% for Investor Class shares for the 12 months ended April 30, 2017. Over the same period, Class I shares returned 0.54%. For the 12 months ended April 30, 2017, all share classes underperformed the 0.62% return of the Bloomberg Barclays 3-Year Municipal Bond Index,1 which is the Fund’s primary benchmark, and the 0.76% return of the Bloomberg Barclays U.S. 1–3 Year Government/Credit Index,1 which is the Fund’s secondary benchmark. For the 12 months ended April 30, 2017, Class I shares outperformed—and Class A and Investor Class shares underperformed—the 0.29% return of the Average Lipper2 Short U.S. Government Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had exposure to taxable municipal bonds and other fixed-income securities that were not represented in the Bloomberg Barclays 3-Year Municipal Bond Index. A number of these lower-rated investment-grade municipal securities saw their prices drop and yield spreads3 widen when the market sold off after the November 2016 U.S. election and municipal-sector outflows spiked. The Fund’s overweight exposure to Puerto Rico–insured bonds, local general obligation bonds and California-issued bonds helped the Fund’s performance relative to the Bloomberg Barclays 3-Year Municipal Bond Index. On the other hand, the Fund’s overweight exposure relative to the Index in a number of Virgin Island credits, as well as education and hospital-backed bonds, detracted from the Fund’s relative performance during the reporting period.

What was the Fund’s duration4 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration close to that of its investable universe, which includes investment-grade municipal bonds, taxable fixed-income bonds, and insured and uninsured bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands). At times, depending on conditions in the fixed-income markets, seasonal technicals (supply and demand) and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was shorter than that of the Bloomberg Barclays 3-Year Municipal Bond Index in anticipation of Federal Reserve increases in the federal funds target rate and the potential adverse impact such increases could have on short-term bond prices. The Fund ended the reporting period with a duration of 1.57 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Together, the sell-off in the rates market following Mr. Trump’s unexpected election win and the Federal Reserve’s determination to raise the federal funds target rate prompted significant decisions for the Fund during the reporting period, such as a shorter duration profile and an elevated cash position to weather market volatility and take advantage of potential opportunities that could arise during market dislocations.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from local general obligation, electric utility–backed and corporate-backed bonds. (Contributions take weightings and total returns into account.) The Fund’s exposure to education, special tax and hospital-backed bonds detracted from performance.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as local general obligation, special tax, lease-backed and hospital bonds—reflected our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to water/sewer and higher education–backed bonds, as well as to bonds issued for industrial and financial companies in the corporate market. The Fund reduced its exposure to hospital-backed bonds, local general obligation–issued bonds and appropriation-backed debt.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund continued to hold overweight positions relative to the Bloomberg Barclays 3-Year Municipal Bond Index in credits rated A and BBB,5 taxable fixed-income securities and insured Puerto Rico bonds. As of the same date, the Fund held underweight positions relative to the Index in securities rated AAA and AA+,6 pre-refunded bonds, transportation-backed bonds and state general obligation bonds. The Fund held these underweight positions because these securities had a higher correlation to inflation and interest rates than the rest of the market. We believe that this correlation may continue in light of the expectation that the Federal Reserve will raise interest rates one or more times over the next 12 months.

5.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Advantaged Short Term Bond Fund

Portfolio of Investments April 30, 2017

	Principal Amount	Value

Long-Term Bonds 97.2%† Corporate Bonds 14.8%
Agriculture 0.3%
Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	$1,070,000	$1,074,756

Auto Manufacturers 0.6%
Daimler Finance North America LLC 1.375%, due 8/1/17 (a)	380,000	379,945
Ford Motor Credit Co. LLC 2.375%, due 3/12/19	1,500,000	1,504,971

		1,884,916

Banks 8.3%
Bank of America Corp.
2.00%, due 1/11/18	305,000	305,770
2.65%, due 4/1/19	1,710,000	1,730,007
5.65%, due 5/1/18	1,000,000	1,037,660
BB&T Corp. 1.60%, due 8/15/17	915,000	915,426
Capital One Financial Corp. 2.45%, due 4/24/19	900,000	905,321
Capital One N.A. 1.50%, due 3/22/18	1,000,000	998,568
Citigroup, Inc. 2.55%, due 4/8/19	2,975,000	3,003,507
Citizens Bank N.A.
2.30%, due 12/3/18	900,000	903,948
2.50%, due 3/14/19	310,000	312,620
Goldman Sachs Group, Inc.
2.90%, due 7/19/18	1,080,000	1,094,418
7.50%, due 2/15/19	2,000,000	2,189,714
HSBC USA, Inc. 2.25%, due 6/23/19	1,000,000	1,004,397
Huntington National Bank 2.20%, due 11/6/18	2,000,000	2,006,920
JPMorgan Chase & Co. 6.30%, due 4/23/19	3,000,000	3,247,380
♦Morgan Stanley
2.375%, due 7/23/19	1,225,000	1,233,527
2.45%, due 2/1/19	2,400,000	2,419,817
7.30%, due 5/13/19	1,000,000	1,102,694
Wells Fargo & Co. 2.125%, due 4/22/19	1,709,000	1,717,907

		26,129,601

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, due 1/15/20	1,000,000	1,086,500

	Principal Amount	Value

Biotechnology 0.3%
Celgene Corp. 2.30%, due 8/15/18	$900,000	$905,374

Food 0.4%
J.M. Smucker Co. 1.75%, due 3/15/18	205,000	205,230
Sysco Corp. 5.375%, due 3/17/19	1,000,000	1,062,835

		1,268,065

Health Care—Products 0.3%
Stryker Corp. 2.00%, due 3/8/19	975,000	978,213

Insurance 0.6%
Protective Life Corp. 7.375%, due 10/15/19	1,000,000	1,120,888
Voya Financial, Inc. 2.90%, due 2/15/18	763,000	769,487

		1,890,375

Oil & Gas 0.9%
Chevron Corp. 4.95%, due 3/3/19	445,000	471,165
Phillips 66 2.95%, due 5/1/17	285,000	285,000
Shell International Finance B.V. 1.625%, due 11/10/18	1,000,000	1,002,839
Total Capital International S.A. 2.125%, due 1/10/19	1,000,000	1,008,161

		2,767,165

Pharmaceuticals 1.3%
AbbVie, Inc. 2.00%, due 11/6/18	750,000	752,211
Express Scripts Holding Co. 2.25%, due 6/15/19	1,000,000	1,003,043
Teva Pharmaceutical Finance Netherlands III B.V. 1.70%, due 7/19/19	440,000	435,554
Zoetis, Inc. 1.875%, due 2/1/18	2,000,000	2,002,822

		4,193,630

Real Estate 0.3%
Prologis, L.P. 2.75%, due 2/15/19	1,000,000	1,013,772

Real Estate Investment Trusts 0.8%
Boston Properties, L.P. 3.70%, due 11/15/18	1,000,000	1,024,115

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Welltower, Inc. 4.125%, due 4/1/19	$1,500,000	$1,551,772

		2,575,887

Telecommunications 0.3%
AT&T, Inc. 5.80%, due 2/15/19	1,000,000	1,065,086

Total Corporate Bonds (Cost $46,820,476)		46,833,340

Municipal Bonds 82.4%
Alabama 1.5%
Calhoun County Board of Education, Special Tax Insured: BAM 3.00%, due 2/1/19	200,000	205,770
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 3.00%, due 10/1/17	185,000	186,260
Industrial Development Board of the City of Mobile Alabama, Alabama Power Co.-Barry Plant, Revenue Bonds 1.625%, due 7/15/34 (b)	250,000	251,020
State of Alabama Docks Department, Port Authority Series D, Insured: AGM 2.567%, due 10/1/21	3,000,000	3,017,730
Water Works Board of the City of Birmingham, Revenue Bonds Series C 1.509%, due 1/1/19	1,000,000	993,420

		4,654,200

Alaska 0.2%
Alaska Railroad Corp., Revenue Bonds Series A 5.00%, due 8/1/18	500,000	522,630

Arizona 1.4%
City of Tucson AZ, Certificates of Participation Insured: AGM 4.00%, due 7/1/20	350,000	378,273
Mohave County Unified School District No. 20 Kingman, Unlimited General Obligation Insured: BAM 3.00%, due 7/1/20	1,505,000	1,565,681

	Principal Amount	Value
Arizona (continued)
Pima County Unified School District No. 16 Catalina Foothills, Unlimited General Obligation
3.00%, due 7/1/18	$1,315,000	$1,345,324
3.00%, due 7/1/19	1,165,000	1,205,286

		4,494,564

Arkansas 0.5%
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds Series A 4.00%, due 12/1/17	375,000	381,668
County of Baxter AR, Baxter Regional Medical Center, Revenue Bonds
Series A 5.00%, due 9/1/17	305,000	308,919
Series A 5.00%, due 9/1/20	785,000	867,166

		1,557,753

California 10.0%
Auburn Urban Development Authority Successor Agency, Auburn Redevelopment Project, Tax Allocation
Insured: BAM 4.00%, due 6/1/18	135,000	139,288
Insured: BAM 4.00%, due 6/1/19	140,000	148,156
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, Insured: AGM 4.00%, due 9/1/18	300,000	311,361
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/21	1,100,000	1,230,229
California Municipal Finance Authority, Harbor Regional Center Project, Revenue Bonds 4.00%, due 11/1/18	740,000	769,933
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 2.00%, due 6/15/18	1,205,000	1,215,459
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series B 1.95%, due 6/1/18	500,000	500,265
California School Finance Authority, Aspire Public Schools, Revenue Bonds
Series A 3.00%, due 8/1/17 (a)	130,000	130,434
Series A 5.00%, due 8/1/19 (a)	130,000	138,063

12	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	$50,000	$51,316
City of Industry CA, Senior, Revenue Bonds
Series A, Insured: AGM 1.88%, due 1/1/18	355,000	355,898
Series A, Insured: AGM 2.125%, due 1/1/19	985,000	989,925
City of Oakland CA, Revenue Bonds Insured: AGM (zero coupon), due 12/15/19	1,000,000	949,480
City of San Francisco CA, Public Utilities Commission Water, Build America Bonds, Revenue Bonds Series B 4.10%, due 11/1/17	315,000	319,545
Commerce Community Development Commission Successor Agency, Tax Allocation Series B, Insured: AGM 2.00%, due 8/1/19	1,890,000	1,881,060
County of San Diego CA, Sanford Burnham Prebys Medical, Revenue Bonds
4.00%, due 11/1/17	400,000	406,116
5.00%, due 11/1/18	400,000	422,568
Del Mar Race Track Authority, Revenue Bonds 4.00%, due 10/1/18	1,230,000	1,265,977
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-1 4.50%, due 6/1/27	2,000,000	2,006,700
Industry Public Finance Authority, Transportation Distribution-Industrial Redevelopment, Tax Allocation
Series B, Insured: AGM 3.039%, due 1/1/19	4,000,000	4,084,000
Series A, Insured: AGM 5.00%, due 1/1/18	700,000	719,355
Monrovia Redevelopment Agency Successor Agency, Central Redevelopment Project, Tax Allocation Series A, Insured: AGM 2.50%, due 5/1/19	600,000	603,876
Moreno Valley Public Financing Authority, Revenue Bonds Insured: AGM 2.25%, due 11/1/18	105,000	105,872

	Principal Amount	Value

California (continued)
Municipal Improvement Corp. of Los Angeles, Revenue Bonds Series A 2.846%, due 11/1/19	$4,015,000	$4,103,571
Ramona Unified School District Community Facilities District No. 92-1, Certificates of Participation Insured: BAM 4.00%, due 5/1/18	1,245,000	1,283,147
Sacramento County Public Financing Authority, Golden 1 Center, Revenue Bonds 2.51%, due 4/1/18	750,000	753,172
Sacramento Redevelopment Agency Successor Agency, Tax Allocation Series B, Insured: BAM 2.695%, due 12/1/19	965,000	982,949
San Bernardino City Unified School District, Election of 2012, Unlimited General Obligation
Series C, Insured: AGM 4.00%, due 8/1/17	250,000	252,010
Series C, Insured: AGM 5.00%, due 8/1/18	300,000	315,048
San Diego Redevelopment Agency Successor Agency, Tax Allocation
Series B 2.00%, due 9/1/18	250,000	251,088
Series B 2.25%, due 9/1/19	250,000	251,360
Series B 2.625%, due 9/1/20	200,000	202,418
Sierra Kings Health Care District, Unlimited General Obligation
4.00%, due 8/1/17	220,000	221,626
4.00%, due 8/1/18	200,000	206,608
Stanton Redevelopment Agency, Stanton Consol Redevelopment, Tax Allocation Insured: BAM 2.00%, due 12/1/19	260,000	259,636
State of California, High-Speed Passenger Train, Unlimited General Obligation Series A 2.367%, due 4/1/22	3,000,000	3,014,880
Stockton Public Financing Authority, Special Tax Series A, Insured: BAM 4.00%, due 9/2/20	575,000	620,983

		31,463,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado 0.7%
City of Glendale CO, Revenue Bonds Insured: AGM 1.574%, due 12/1/17	$250,000	$250,635
Colorado Health Facilities Authority, Evangelical Lutheran Good, Revenue Bonds 3.00%, due 6/1/18	500,000	508,660
E-470 Public Highway Authority, Revenue Bonds
Series A 2.00%, due 9/1/17	230,000	230,490
Series A 5.00%, due 9/1/19	1,000,000	1,083,830

		2,073,615

Connecticut 1.4%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/15/20	1,000,000	1,105,700
City of Hartford CT, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/18	650,000	676,851
Series C, Insured: NATL-RE 5.00%, due 9/1/18	465,000	488,162
City of New Britain CT, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 3/1/18	1,345,000	1,379,419
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series M 4.00%, due 7/1/19	800,000	845,808

		4,495,940

Delaware 0.1%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds Series A 4.00%, due 6/1/18	300,000	307,368

District of Columbia 0.1%
Washington Metropolitan Area Transit Authority, Revenue Bonds Series A 4.00%, due 7/1/19	250,000	259,005

	Principal Amount	Value

Florida 1.2%
City of Lakeland FL, Lakeland Regional Health Systems, Revenue Bonds
5.00%, due 11/15/19	$265,000	$287,798
5.00%, due 11/15/20	420,000	466,822
City of Tallahassee FL, Tallahassee Memorial Healthcare, Inc., Revenue Bonds
Series A 5.00%, due 12/1/17	435,000	444,039
Series A 5.00%, due 12/1/18	425,000	447,015
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds Series B 2.32%, due 11/15/17	1,265,000	1,271,401
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds
2.00%, due 8/1/17	500,000	500,360
3.00%, due 8/1/18	345,000	349,785

		3,767,220

Guam 0.8%
Territory of Guam, Revenue Bonds
Series D 3.00%, due 11/15/17	300,000	301,986
Series D 4.00%, due 11/15/18	275,000	283,335
Series A 5.00%, due 12/1/20	1,850,000	2,040,032

		2,625,353

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific Health Obligation, Revenue Bonds Series A 5.00%, due 7/1/18	250,000	261,438

Illinois 8.7%
Chicago Board of Education, Chicago School Board, Unlimited General Obligation Series A, Insured: NATL-RE 5.25%, due 12/1/19	400,000	419,412
Chicago Board of Education, School Reform, Unlimited General Obligation Series B-1, Insured: NATL-RE (zero coupon), due 12/1/18	1,470,000	1,408,275
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE 5.00%, due 12/1/19	1,775,000	1,850,207

14	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A, Insured: AMBAC 5.50%, due 12/1/18	$220,000	$224,486
City of Berwyn IL, Unlimited General Obligation Series B, Insured: NATL-RE 5.71%, due 12/1/17	1,675,000	1,710,192
City of Chicago IL, Direct Access BD PG, Unlimited General Obligation Series 1A, Insured: AMBAC 4.125%, due 1/1/19	275,000	275,575
City of Chicago IL, Unlimited General Obligation Series I, Insured: AMBAC 5.00%, due 12/1/17	1,225,000	1,228,601
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/18	1,000,000	1,039,120
City of Freeport IL, Unlimited General Obligation Series A, Insured: AGM 2.00%, due 1/1/18	100,000	100,401
City of Peoria IL, Unlimited General Obligation Series A 3.00%, due 1/1/19	525,000	533,164
City of Rockford IL, Unlimited General Obligation
Series A, Insured: BAM 3.00%, due 12/15/17	240,000	242,810
Series A, Insured: BAM 3.00%, due 12/15/18	145,000	148,760
Cook County Community Consolidated School District No. 168 Sauk Village, Limited General Obligation Series B 1.90%, due 12/1/17	405,000	405,320
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series B, Insured: BAM 2.00%, due 12/1/19	1,140,000	1,141,562
Cook County School District No. 102 La Grange, Limited General Obligation Series B, Insured: AGM 3.00%, due 12/15/17	275,000	278,292
County of Cook IL, Unlimited General Obligation Series D, Insured: BAM 2.03%, due 11/15/18	700,000	704,018

	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Edward Elmhurst Obligated Group, Revenue Bonds 5.00%, due 1/1/21	$300,000	$331,392
Illinois Sports Facilities Authority, Revenue Bonds
Insured: AMBAC (zero coupon), due 6/15/19	925,000	874,134
5.00%, due 6/15/18	495,000	507,830
Illinois State University, Revenue Bonds
Insured: AGM 4.00%, due 4/1/18	1,155,000	1,182,385
Insured: AGM 5.00%, due 4/1/19	1,000,000	1,063,800
Peoria County School District No. 68 Oak Grove, Unlimited General Obligation Series C, Insured: AGM 2.00%, due 12/1/19	180,000	182,331
Public Building Commission of Chicago, Chicago School Reform, Revenue Bonds Series B, Insured: NATL-RE 5.25%, due 12/1/18	115,000	121,158
Randolph County Community Unit School District No. 140 Sparta, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/17	200,000	203,316
Insured: AGM 4.00%, due 12/1/18	405,000	422,221
Insured: AGM 4.00%, due 12/1/19	210,000	224,068
Regional Transportation Authority, Revenue Bonds Insured: AGM 5.75%, due 6/1/18	1,000,000	1,050,930
Round Lake IL, Lakewood Grove Special Service Area No. 3 & 4, Special Tax Insured: BAM 2.65%, due 3/1/21	500,000	503,950
St. Clair County High School District No 201 Belleville, Unlimited General Obligation Insured: BAM 3.50%, due 4/1/19	160,000	165,430
State of Illinois, Revenue Bonds 5.00%, due 6/15/19	610,000	657,238
State of Illinois, Unlimited General Obligation
Insured: AGM 5.00%, due 1/1/18	850,000	868,904
Insured: AGM 5.00%, due 4/1/18	310,000	314,275
Insured: NATL-RE 5.50%, due 8/1/18	750,000	780,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
United City of Yorkville IL, Special Service Area No. 2005-108 & 2005-109, Special Tax Insured: AGM 3.00%, due 3/1/19	$884,000	$903,130
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 3.00%, due 12/1/18	1,000,000	1,021,930
Village of Cary IL, Special Service Area No. 1, Special Tax
Insured: BAM 1.20%, due 3/1/18	100,000	99,878
Insured: BAM 1.50%, due 3/1/19	150,000	149,515
Village of Cary IL, Special Service Area No. 2, Special Tax
Insured: BAM 1.20%, due 3/1/18	99,000	98,879
Insured: BAM 1.70%, due 3/1/20	149,000	148,017
Village of Crestwood IL, Alternate Revenue Source, Unlimited General Obligation Series B, Insured: BAM 2.00%, due 12/15/19	500,000	500,105
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation Series B, Insured: AGM 3.021%, due 12/1/19	955,000	972,572
Volo Village Special Service Area 3 & 6, Symphony Meadows / Lancaster, Special Tax
Insured: AGM 3.00%, due 3/1/18	200,000	202,330
Insured: AGM 3.00%, due 3/1/19	200,000	204,328
Western Illinois University, Revenue Bonds
Insured: BAM 5.00%, due 4/1/18	600,000	619,212
Insured: BAM 5.00%, due 4/1/19	870,000	922,600
Insured: BAM 5.00%, due 4/1/20	460,000	497,987

		27,504,737

Indiana 2.7%
City of Rockport IN, Revenue Bonds Series B 1.75%, due 6/1/25 (b)	2,000,000	1,999,660

	Principal Amount	Value

Indiana (continued)
♦City of Whiting IN, Environmental Facilities, BP Products North America, Revenue Bonds 1.65%, due 12/1/44 (b)(c)	$5,000,000	$4,999,900
Indiana Bond Bank, Revenue Bonds Series A 5.25%, due 10/15/18	1,000,000	1,056,340
Indiana Finance Authority, Marquette Project, Revenue Bonds 5.00%, due 3/1/19	515,000	532,814

		8,588,714

Iowa 1.0%
City of Coralville IA, Annual Appropriate Urban Renewal, Certificates of Participation Series B-1 2.00%, due 6/1/18	320,000	320,969
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/19	465,000	484,874
Series E 4.00%, due 6/1/20	500,000	527,640
City of Coralville IA, Corporate Purpose Bonds, Unlimited General Obligation
Series D1 1.50%, due 5/1/18	510,000	509,169
Series D1 1.75%, due 5/1/19	270,000	269,503
Series D2 2.25%, due 5/1/18	70,000	70,005
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
2.00%, due 12/1/18	225,000	226,271
3.00%, due 12/1/19	375,000	386,209
3.00%, due 12/1/20	325,000	335,881

		3,130,521

Kentucky 0.4%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds Series A 4.00%, due 2/1/18	650,000	661,102
Louisville / Jefferson County Metropolitan Government, Norton Healthcare Inc., Revenue Bonds 5.00%, due 10/1/19	500,000	541,200

		1,202,302

Louisiana 2.2%
Bossier City LA, Public Improvement Sales & Tax, Revenue Bonds
2.00%, due 12/1/18	500,000	503,915
2.00%, due 12/1/19	650,000	652,860
2.25%, due 12/1/20	500,000	503,585

16	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
City of New Orleans LA, Water System, Revenue Bonds 3.00%, due 12/1/18	$250,000	$256,552
City of Shreveport LA, Airport System, Revenue Bonds Series B, Insured: AGM 2.452%, due 1/1/19	500,000	505,695
City of Shreveport LA, Water & Sewer, Junior Lien, Revenue Bonds Series C, Insured: BAM 1.90%, due 12/1/18	1,120,000	1,128,041
Lafayette Public Trust Financing Authority, Ragin Cajun Facilities-Housing & Parking Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/18	705,000	740,109
Louisiana Local Government Environmental Facilities & Community Development Authority, University Student Housing, Revenue Bonds
Series A, Insured: AGM 2.00%, due 10/1/19	555,000	562,837
Insured: AGM 3.00%, due 10/1/17	355,000	357,939
Insured: AGM 3.00%, due 10/1/18	865,000	886,435
Series A, Insured: AGM 3.00%, due 10/1/20	575,000	601,525
Louisiana Public Facilities Authority, Nineteenth Judicial District, Revenue Bonds Series C, Insured: AGM 5.00%, due 6/1/18	245,000	254,053

		6,953,546

Maryland 0.3%
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds 3.00%, due 1/1/18	705,000	714,123
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds 5.00%, due 7/1/18	300,000	313,617

		1,027,740

Massachusetts 3.0%
Massachusetts Development Finance Agency, Caregroup, Revenue Bonds Series H-2 1.824%, due 7/1/17	1,000,000	1,000,200

	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/19	$985,000	$1,050,502
5.00%, due 10/1/20	760,000	824,912
Massachusetts Development Finance Agency, UMass Memorial Health Care, Revenue Bonds Series I 5.00%, due 7/1/18	1,000,000	1,041,310
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
4.00%, due 9/1/17	200,000	201,580
5.00%, due 9/1/18	225,000	234,434
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 5.00%, due 1/1/20	200,000	219,390
♦Massachusetts Housing Finance Agency, Revenue Bonds Series B 2.60%, due 12/1/39 (b)	5,000,000	5,030,450

		9,602,778

Michigan 4.2%
County of Genesee MI, Water Supply System, Limited General Obligation
Series B, Insured: BAM 5.00%, due 2/1/18	150,000	154,260
Series B, Insured: BAM 5.00%, due 2/1/19	200,000	212,056
County of Wayne MI, Limited General Obligation 4.25%, due 12/1/18	1,946,000	1,968,904
Harper Woods School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/19	500,000	538,285
Lincoln Consolidated School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 5/1/19	1,180,000	1,269,774
Livonia Public Schools, School District, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/18	210,000	216,197
Michigan Finance Authority, College for Creative Studies, Revenue Bonds 4.00%, due 12/1/17	200,000	202,684
5.00%, due 12/1/18	200,000	209,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Orchard View Schools, Unlimited General Obligation
Series B 1.349%, due 5/1/17	$1,000,000	$1,000,050
Series B 1.78%, due 5/1/18	1,000,000	1,002,730
Series B 2.062%, due 5/1/19	1,410,000	1,416,994
Saline Area Schools, Unlimited General Obligation 1.741%, due 5/1/19	2,300,000	2,308,050
Warren Consolidated Schools, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 5/1/18	1,630,000	1,678,656
Series B, Insured: BAM 5.00%, due 5/1/19	1,080,000	1,162,166

		13,340,606

Minnesota 0.5%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System Project, Revenue Bonds 5.00%, due 11/15/18	1,350,000	1,413,342

Mississippi 1.0%
City of Jackson MS Water & Sewer System, Revenue Bonds Insured: BAM 4.00%, due 9/1/18	380,000	391,894
Insured: BAM 4.00%, due 9/1/20	625,000	664,494
Mississippi Development Bank, Biloxi Mississippi Project, Revenue Bonds Insured: BAM 4.00%, due 11/1/20	650,000	698,555
Mississippi Development Bank, Canton Public School District, Revenue Bonds Insured: AGM 4.00%, due 12/1/17	260,000	264,467
Insured: AGM 4.00%, due 12/1/18	935,000	974,606

		2,994,016

Missouri 0.1%
St. Louis Municipal Finance Corp., Carnahan Courthouse, Revenue Bonds Series A 3.00%, due 2/15/18	460,000	466,813

	Principal Amount	Value

Nevada 0.7%
County of Humboldt N.V., Sierra Pacific Power Co., Revenue Bonds Series A 1.25%, due 10/1/29 (b)	$2,250,000	$2,247,503

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: AGC (zero coupon), due 1/1/18	100,000	98,121
New Hampshire Health & Education Facilities Authority, Kendel At Hanover, Revenue Bonds 2.00%, due 10/1/17	200,000	200,568
3.00%, due 10/1/18	200,000	204,084

		502,773

New Jersey 7.9%
♦Atlantic County Improvement Authority, Stockton University Atlantic City, Revenue Bonds Series B, Insured: AGM 5.00%, due 9/1/20	3,745,000	4,166,650
Borough of North Plainfield NJ, Unlimited General Obligation Insured: MAC 3.00%, due 6/1/20	330,000	344,827
Carteret Board of Education, Certificates of Participation Insured: BAM 4.00%, due 1/15/19	315,000	329,399
Casino Reinvestment Development Authority, Revenue Bonds 5.00%, due 11/1/18	255,000	265,116
City of Bayonne NJ, Unlimited General Obligation Insured: AGM 4.00%, due 7/15/19	1,000,000	1,056,050
Garden State Preservation Trust, Revenue Bonds Series C, Insured: AGM 5.125%, due 11/1/19	3,175,000	3,466,274
Greater Egg Harbor Regional High School District, Unlimited General Obligation Insured: AGM 4.00%, due 2/1/19	750,000	786,345
Insured: AGM 4.00%, due 2/1/20	1,000,000	1,069,430
New Jersey Health Care Facilities Financing Authority, Palisades Medical Center, Revenue Bonds 3.15%, due 7/1/18	1,000,000	1,025,443

18	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Princeton Healthcare System, Revenue Bonds 4.00%, due 7/1/17	$1,000,000	$1,005,000
5.00%, due 7/1/18	640,000	667,437
New Jersey Transportation Trust Fund Authority, Transportation System RMKT, Revenue Bonds Series B-2, Insured: XLCA 5.00%, due 12/15/17	405,000	415,080
♦New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: AGM 5.50%, due 12/15/17	420,000	431,529
Series B, Insured: NATL-RE 5.50%, due 12/15/20	5,000,000	5,549,550
State of New Jersey, Unlimited General Obligation
Series L, Insured: AMBAC 5.25%, due 7/15/18	2,045,000	2,144,121
Series M, Insured: AMBAC 5.50%, due 7/15/17	265,000	267,610
Series M, Insured: AMBAC 5.50%, due 7/15/19	225,000	244,625
Town of Hammonton NJ, Unlimited General Obligation Insured: AGM 4.00%, due 2/1/18	750,000	766,260
Trenton Parking Authority, Revenue Bonds
Series A, Insured: AGM 1.60%, due 10/1/17	165,000	164,683
Series A, Insured: AGM 2.49%, due 10/1/19	170,000	168,123
Series A, Insured: AGM 2.80%, due 10/1/20	180,000	177,179
Series B, Insured: AGM 4.00%, due 4/1/19	250,000	262,058

		24,772,789

New York 2.8%
City of Yonkers NY, Limited General Obligation Series D 3.00%, due 8/1/17	1,000,000	1,004,900
County of Rockland NY, Public Improvement, Limited General Obligation
Insured: AGM 2.00%, due 12/1/18	655,000	661,157
Series C, Insured: AGM 3.00%, due 5/1/19	1,435,000	1,475,223

	Principal Amount	Value

New York (continued)
♦Town of Oyster Bay NY, Public Improvement, Limited General Obligation Series A, Insured: AGM 3.00%, due 3/1/18	$4,235,000	$4,297,212
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/19	1,145,000	1,238,959

		8,677,451

North Carolina 0.2%
Raleigh Durham Airport Authority, Revenue Bonds Series B 5.00%, due 5/1/18 (c)	750,000	779,745

North Dakota 0.5%
North Dakota Housing Finance Agency, Revenue Bonds 1.15%, due 1/1/18	1,425,000	1,425,955

Ohio 5.0%
City of Cincinnati OH, Unlimited General Obligation Series D 1.837%, due 12/1/18	200,000	201,238
City of Toledo OH, Limited General Obligation Insured: AGM 4.00%, due 12/1/19	1,540,000	1,643,365
♦Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/15/20	3,810,000	4,257,065
Ohio Higher Educational Facility Commission, Otterbein University Project, Revenue Bonds Series A 4.00%, due 12/1/19	915,000	959,991
♦State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds Series C 0.98%, due 10/1/36 (b)	8,800,000	8,800,000

		15,861,659

Oklahoma 1.0%
Cleveland County Educational Facilities Authority, Moore Public Schools Projects, Revenue Bonds 5.00%, due 6/1/19	3,000,000	3,227,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania 9.7%
Capital Region Water, Revenue Bonds Series A 5.00%, due 7/15/19	$1,300,000	$1,401,465
Centre County Hospital Authority, Mount Nittany Medical Center, Revenue Bonds
Series B 3.00%, due 11/15/20	100,000	105,607
Series A 4.00%, due 11/15/18	100,000	104,452
Series A 4.00%, due 11/15/19	240,000	256,356
City of Reading PA, Unlimited General Obligation Insured: BAM 4.00%, due 11/1/19	620,000	653,976
♦County of Beaver PA, Unlimited General Obligation
Series B, Insured: BAM 1.948%, due 11/15/18	2,015,000	2,024,047
Series B, Insured: BAM 2.18%, due 11/15/19	4,215,000	4,210,068
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds Series A 5.00%, due 6/1/20	500,000	553,815
Doylestown Hospital Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/18	245,000	256,711
General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc., Revenue Bonds 4.00%, due 12/1/17	100,000	101,688
4.00%, due 12/1/18	185,000	192,493
Hazleton Area School District, Limited General Obligation
Series B, Insured: BAM 2.00%, due 3/1/20	375,000	379,429
Series A, Insured: BAM 4.00%, due 3/1/20	600,000	640,302
Lancaster Higher Education Authority, Harrisburg Area Community, Revenue Bonds
Series A, Insured: BAM 5.00%, due 10/1/19	685,000	742,047
Series A, Insured: BAM 5.00%, due 10/1/20	840,000	931,543
Lycoming County Authority, Pennsylvania College of Technology, Revenue Bonds 4.00%, due 10/1/19	755,000	800,980
4.00%, due 10/1/20	1,730,000	1,864,819

	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Revenue Bonds Series B, Insured: AMBAC 5.25%, due 9/1/17	$1,700,000	$1,724,497
Philadelphia Authority for Industrial Development, Zero Coupon-Retirement System, Revenue Bonds Series B, Insured: AMBAC (zero coupon), due 4/15/18	360,000	352,289
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T 5.00%, due 10/1/19	750,000	812,273
Series 14T 5.00%, due 10/1/20	750,000	830,940
Pocono Mountain School District, Limited General Obligation Series A, Insured: AGM 4.00%, due 6/15/17	1,350,000	1,355,467
Reading School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 2/1/18	790,000	811,899
Riverside School District, Unlimited General Obligation Insured: BAM 3.00%, due 10/15/17	1,155,000	1,165,360
Scranton School District, Limited General Obligation Series C 3.125%, due 12/1/25 (b)	2,000,000	2,004,020
State Public School Building Authority, Chester Upland School, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/15/18	1,140,000	1,197,011
State Public School Building Authority, Harrisburg School District Project, Revenue Bonds Insured: AGM 4.00%, due 12/1/20	910,000	981,835
State Public School Building Authority, Revenue Bonds Series B, Insured: AGM 2.116%, due 12/1/20	2,020,000	1,980,590
Trinity Area School District, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/18	950,000	988,712

20	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
West Mifflin School District, Unlimited General Obligation
Insured: AGM 4.00%, due 10/1/17	$410,000	$414,506
Insured: AGM 5.00%, due 10/1/18	500,000	523,630
Western Wayne School District, Limited General Obligation Insured: BAM 4.00%, due 4/1/18	290,000	297,079

		30,659,906

Puerto Rico 6.7%
Commonwealth of Puerto Rico, CPI- Linked Bonds-Public Improvement, Unlimited General Obligation Series A, Insured: AGC 2.656%, due 7/1/20	315,000	314,033
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 4.75%, due 7/1/18	95,000	97,479
Series B, Insured: AGC 5.25%, due 7/1/17	125,000	125,425
Insured: AGM 5.25%, due 7/1/17	705,000	710,076
Insured: AGM 5.25%, due 7/1/18	190,000	196,297
Insured: AGM 5.25%, due 7/1/20	710,000	758,670
Insured: AGM 5.50%, due 7/1/17	1,135,000	1,143,660
Series A, Insured: NATL-RE 5.50%, due 7/1/18	1,705,000	1,769,244
Insured: AGM 5.50%, due 7/1/19	175,000	185,010
Series A, Insured: NATL-RE 5.50%, due 7/1/19	1,205,000	1,274,179
Series A, Insured: NATL-RE 5.50%, due 7/1/20	2,320,000	2,494,302
Commonwealth of Puerto Rico, Unlimited General Obligation
Insured: NATL-RE (zero coupon), due 7/1/17	2,950,000	2,928,937
Insured: NATL-RE (zero coupon), due 7/1/18	470,000	448,140
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: NATL-RE 4.00%, due 7/1/18	75,000	76,556

	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series UU, Insured: NATL-RE 4.50%, due 7/1/18	$100,000	$102,651
Series SS, Insured: NATL-RE 5.00%, due 7/1/18	1,525,000	1,542,202
Series MM, Insured: NATL-RE 5.00%, due 7/1/19	170,000	177,978
Series MM, Insured: NATL-RE 5.00%, due 7/1/20	35,000	37,104
Series LL, Insured: NATL-RE 5.50%, due 7/1/17	520,000	523,234
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series E, Insured: AGM 5.50%, due 7/1/17	455,000	458,467
Series E, Insured: AGM 5.50%, due 7/1/18	260,000	269,334
Series AA, Insured: NATL-RE 5.50%, due 7/1/19	865,000	914,097
Series Z, Insured: AGM 6.00%, due 7/1/18	2,035,000	2,119,778
Puerto Rico Housing Finance Authority, Sub-Capital Fund Program-Modernization, Revenue Bonds 4.625%, due 12/1/18	100,000	104,863
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/19	240,000	241,486
Series C, Insured: AGM 5.25%, due 8/1/17	500,000	505,325
Series A, Insured: AGM 5.25%, due 8/1/19	250,000	253,307
Series C, Insured: AGM 5.25%, due 8/1/19	795,000	836,054
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: AGC 5.25%, due 7/1/17	530,000	533,816
Series F, Insured: NATL-RE 5.25%, due 7/1/19	25,000	26,304
Puerto Rico Public Buildings Authority, Revenue Bonds Series C, Insured: AGC 5.75%, due 7/1/17	50,000	50,404

		21,218,412

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island 1.0%
Rhode Island Commerce Corp., Grant Anticipation Rhode Island Department, Revenue Bonds Series A 5.00%, due 6/15/20	$1,000,000	$1,104,590
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/20	1,500,000	1,629,960
Tobacco Settlement Financing Corp., Revenue Bonds Series A 4.00%, due 6/1/17	500,000	501,395

		3,235,945

South Carolina 1.1%
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds
Series A, Insured: BAM 1.87%, due 12/1/17	345,000	345,293
Series A, Insured: BAM 2.26%, due 12/1/18	555,000	556,876
Series A, Insured: BAM 2.54%, due 12/1/19	425,000	420,308
Series A, Insured: BAM 2.69%, due 12/1/20	500,000	490,170
Series A, Insured: BAM 2.92%, due 12/1/21	100,000	97,675
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/18	350,000	366,177
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/19	1,065,000	1,154,183

		3,430,682

Tennessee 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 3.00%, due 10/1/17	280,000	281,596
Series A 4.00%, due 10/1/18	250,000	257,665
Series A 4.00%, due 10/1/19	200,000	209,636

		748,897

	Principal Amount	Value

Texas 1.5%
Harris County Municipal Utility District No. 419, Unlimited General Obligation
Insured: AGM 3.00%, due 9/1/17	$100,000	$100,613
Insured: AGM 3.00%, due 9/1/18	150,000	153,244
Insured: AGM 3.00%, due 9/1/19	735,000	757,572
Insured: AGM 3.00%, due 9/1/20	500,000	518,370
Kerrville Health Facilities Development Corp., Peterson Regional Medical Center Project, Revenue Bonds 4.00%, due 8/15/18	555,000	573,987
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series A 3.00%, due 11/15/17	565,000	568,927
Texas State Public Finance Authority, Financing System Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/19	1,000,000	1,048,330
Insured: BAM 4.00%, due 5/1/20	1,000,000	1,064,450

		4,785,493

U.S. Virgin Islands 1.3%
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/17	1,635,000	1,574,668
Series A 5.00%, due 10/1/19	1,810,000	1,528,491
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Series B 5.00%, due 10/1/18	1,000,000	929,460

		4,032,619

Utah 0.2%
Utah Infrastructure Agency, Revenue Bonds 1.00%, due 10/15/18	630,000	626,289

Vermont 0.2%
Vermont Educational & Health Building Financing Agency, Saint Michael’s College-Green Bond, Revenue Bonds
3.00%, due 10/1/17	315,000	316,771
4.00%, due 10/1/18	125,000	128,796
4.00%, due 10/1/19	130,000	136,106

		581,673

22	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Virginia 0.1%
Lexington Industrial Development Authority, Kendal At Lexington, Revenue Bonds 3.00%, due 1/1/19	$300,000	$306,909

Total Municipal Bonds (Cost $260,207,754)		259,830,003

U.S. Government & Federal Agencies 0.0%‡
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%
4.50%, due 11/1/18	11,698	12,006

Total U.S. Government & Federal Agencies (Cost $11,656)		12,006

Total Long-Term Bonds (Cost $307,039,886)		306,675,349

Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $640,314 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 6/30/23, with a Principal Amount of $680,000 and a Market Value of $657,507)	640,309	640,309

Total Short-Term Investment (Cost $640,309)		640,309

Total Investments (Cost $307,680,195) (d)	97.4%	307,315,658
Other Assets, Less Liabilities	2.6	8,150,909
Net Assets	100.0%	$315,466,567
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	As of April 30, 2017, cost was $307,680,195 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$922,888
Gross unrealized depreciation	(1,287,425)

Net unrealized depreciation	$(364,537)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (continued)

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(65)	June 2017	$(14,079,609)	$(1,155)

			$(14,079,609)	$(1,155)

1.	As of April 30, 2017, cash in the amount of $30,550 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$46,833,340	$—	$46,833,340
Municipal Bonds	—	259,830,003	—	259,830,003
U.S. Government & Federal Agencies	—	12,006	—	12,006

Total Long-Term Bonds	—	306,675,349	—	306,675,349

Short-Term Investment
Repurchase Agreement	—	640,309	—	640,309

Total Investments in Securities	$—	$307,315,658	$—	$307,315,658

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(1,155)	$—	$—	$(1,155)

Total Other Financial Instruments	$(1,155)	$—	$—	$(1,155)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017

Assets
Investment in securities, at value (identified cost $307,680,195)	$307,315,658
Cash	6,284,672
Cash collateral on deposit at broker	30,550
Receivables:
Interest	3,123,232
Fund shares sold	566,590
Variation margin on futures contracts	8,114
Other assets	43,815

Total assets	317,372,631

Liabilities
Payables:
Fund shares redeemed	1,564,841
Manager (See Note 3)	120,778
Investment securities purchased	53,323
NYLIFE Distributors (See Note 3)	31,533
Transfer agent (See Note 3)	24,119
Shareholder communication	20,976
Professional fees	6,192
Custodian	1,090
Accrued expenses	4,554
Dividend payable	78,658

Total liabilities	1,906,064

Net assets	$315,466,567

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,986
Additional paid-in capital	315,929,385

315,962,371
Distributions in excess of net investment income	(8,745)
Accumulated net realized gain (loss) on investments and futures transactions	(121,367)
Net unrealized appreciation (depreciation) on investments and futures contracts	(365,692)

Net assets	$315,466,567

Class A
Net assets applicable to outstanding shares	$147,029,359

Shares of beneficial interest outstanding	15,371,837

Net asset value per share outstanding	$9.56
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.66

Investor Class
Net assets applicable to outstanding shares	$3,639,309

Shares of beneficial interest outstanding	379,528

Net asset value per share outstanding	$9.59
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.69

Class I
Net assets applicable to outstanding shares	$164,797,899

Shares of beneficial interest outstanding	17,235,048

Net asset value and offering price per share outstanding	$9.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended April 30, 2017

Investment Income (Loss)
Income
Interest	$5,624,788
Other income	231

Total income	5,625,019

Expenses
Manager (See Note 3)	1,603,400
Distribution/Service—Class A (See Note 3)	383,601
Distribution/Service—Investor Class (See Note 3)	9,175
Transfer agent (See Note 3)	205,979
Registration	150,818
Professional fees	75,801
Shareholder communication	41,718
Custodian	18,031
Trustees	9,485
Interest expense	25
Miscellaneous	18,787

Total expenses before waiver/reimbursement	2,516,820
Expense waiver/reimbursement from Manager (See Note 3)	(166,006)
Reimbursement from custodian (a)	(13,373)

Net expenses	2,337,441

Net investment income (loss)	3,287,578

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(124,450)
Futures transactions	3,083

Net realized gain (loss) on investments and futures transactions	(121,367)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,853,592)
Futures contracts	(1,155)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,854,747)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,976,114)

Net increase (decrease) in net assets resulting from operations	$1,311,464

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended April 30, 2017 and April 30, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,287,578	$1,031,556
Net realized gain (loss) on investments and futures transactions	(121,367)	39,066
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,854,747)	1,272,276

Net increase (decrease) in net assets resulting from operations	1,311,464	2,342,898

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,207,961)	(320,552)
Investor Class	(15,325)	(7,767)
Class I	(2,064,286)	(710,875)

	(3,287,572)	(1,039,194)

From net realized gain on investments:
Class A	(17,078)	—
Investor Class	(360)	—
Class I	(18,118)	—

	(35,556)	—

Total dividends and distributions to shareholders	(3,323,128)	(1,039,194)

Capital share transactions:
Net proceeds from sale of shares	471,777,305	373,404,129
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,571,117	832,013
Cost of shares redeemed	(483,669,917)	(101,825,492)

Increase (decrease) in net assets derived from capital share transactions	(9,321,495)	272,410,650

Net increase (decrease) in net assets	(11,333,159)	273,714,354

Net Assets
Beginning of year	326,799,726	53,085,372

End of year	$315,466,567	$326,799,726

Distributions in excess of net investment income at end of year	$(8,745)	$(8,218)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class A	2017	2016		2014	2013	2012
Net asset value at beginning of year	$9.61	$9.54	$9.54	$9.59	$9.68	$9.69

Net investment income (loss) (a)	0.08	0.07	0.01	0.04	0.05	0.09
Net realized and unrealized gain (loss) on investments	(0.05)	0.06	0.01	(0.03)	(0.05)	0.02

Total from investment operations	0.03	0.13	0.02	0.01	—	0.11

Less dividends and distributions:
From net investment income	(0.08)	(0.06)	(0.01)	(0.04)	(0.05)	(0.08)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.08)	(0.06)	(0.02)	(0.06)	(0.09)	(0.12)

Net asset value at end of year	$9.56	$9.61	$9.54	$9.54	$9.59	$9.68

Total investment return (b)	0.27%	1.41%	0.27%	0.09%	0.04%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.69%	0.33%††	0.41%	0.57%	0.77%
Net expenses	0.80%	0.80%	0.86%††	0.86%	0.88%	0.93%
Expenses (before waiver/reimbursement)	0.84%	0.94%	1.24%††	1.07%	1.13%	1.10%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$147,029	$111,768	$18,908	$20,086	$24,657	$31,422

*	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended April 30,		November 1, 2014 through April 30, 2015*		Year ended October 31,
Investor Class	2017	2016			2014	2013	2012
Net asset value at beginning of year	$9.64	$9.56	$9.57		$9.61	$9.71	$9.72

Net investment income (loss) (a)	0.04	0.03	(0.00	)‡	0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.00	‡	(0.02)	(0.06)	0.03

Total from investment operations	(0.01)	0.10	0.00	‡	(0.01)	(0.04)	0.07

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.00	)‡	(0.01)	(0.02)	(0.04)
From net realized gain on investments	(0.00)‡	—	(0.01)		(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.04)	(0.02)	(0.01)		(0.03)	(0.06)	(0.08)

Net asset value at end of year	$9.59	$9.64	$9.56		$9.57	$9.61	$9.71

Total investment return (b)	(0.09%)	1.06%	0.02%		(0.15%)	(0.41%)	0.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.30%	(0.03	%)††	0.02%	0.22%	0.44%
Net expenses	1.17%	1.20%	1.22	% ††	1.24%	1.23%	1.27%
Expenses (before waiver/reimbursement)	1.22%	1.33%	1.60	% ††	1.45%	1.47%	1.44%
Portfolio turnover rate	85%	66%	7%		30%	67%	60%
Net assets at end of year (in 000’s)	$3,639	$3,663	$3,552		$3,844	$3,965	$4,356

*	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

28	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended April 30,		November 1, 2014 through April 30, 2015*	Year ended October 31,
Class I	2017	2016		2014	2013	2012
Net asset value at beginning of year	$9.61	$9.54	$9.54	$9.58	$9.68	$9.69

Net investment income (loss) (a)	0.10	0.09	0.03	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.07	0.01	(0.01)	(0.06)	0.03

Total from investment operations	0.05	0.16	0.04	0.04	0.02	0.13

Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.03)	(0.06)	(0.08)	(0.10)
From net realized gain on investments	(0.00)‡	—	(0.01)	(0.02)	(0.04)	(0.04)

Total dividends and distributions	(0.10)	(0.09)	(0.04)	(0.08)	(0.12)	(0.14)

Net asset value at end of year	$9.56	$9.61	$9.54	$9.54	$9.58	$9.68

Total investment return (b)	0.54%	1.66%	0.40%	0.45%	0.19%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	0.93%	0.56%††	0.66%	0.79%	1.03%
Net expenses	0.54%	0.55%	0.61%††	0.61%	0.63%	0.68%
Expenses (before waiver/reimbursement)	0.59%	0.68%	0.99%††	0.82%	0.88%	0.85%
Portfolio turnover rate	85%	66%	7%	30%	67%	60%
Net assets at end of year (in 000’s)	$164,798	$211,369	$30,626	$43,509	$60,437	$51,509

*	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions of Class A and Investor Class shares made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek after tax total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

30	MainStay Tax Advantaged Short Term Bond Fund

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent

31

Notes to Financial Statements (continued)

the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

32	MainStay Tax Advantaged Short Term Bond Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as

“variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

33

Notes to Financial Statements (continued)

(L)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. As a result of Puerto Rico’s debt restructuring process, events could occur rapidly that significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2017, 99.5% of the Puerto Rico municipal securities held by the Fund were insured.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,155)	$(1,155)

Total Fair Value		$(1,155)	$(1,155)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$3,083	$3,083

Total Realized Gain (Loss)		$3,083	$3,083

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,155)	$(1,155)

Total Change in Unrealized Appreciation (Depreciation)		$(1,155)	$(1,155)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(14,140,547)	$(14,140,547)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

34	MainStay Tax Advantaged Short Term Bond Fund

Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on all assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed: Class A, 0.80% and effective February 28, 2017, Class I, 0.50% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until August 29, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to February 28, 2017, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares did not exceed 0.55% of its average daily net assets.

During the year ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $1,603,400 and waived its fees and/or reimbursed expenses in the amount of $166,006.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,836 and $46, respectively.

During the year ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $49,577.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$81,414
Investor Class	15,686
Class I	108,879

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$6,701,719	4.6%

Note 4–Federal Income Tax

As of April 30, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$69,913	$(122,522)	$(78,658)	$(364,537)	$(495,804)

35

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. Other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of April 30, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(533)	$533	$—

The reclassifications for the Fund are primarily due to distribution redesignations.

As of April 30, 2017, for federal income tax purposes, capital loss carryforwards of $122,522 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$123	$—

During the years ended April 30, 2017 and April 30, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$695,150	$210,477
Exempt Interest Dividends	2,626,933	828,717
Long-Term Capital Gain	1,045	—
Total	$3,323,128	$1,039,194

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended April 30, 2017, purchases and sales of U.S. government securities were $0 and $15, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $312,564 and $284,798, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended April 30, 2017:
Shares sold	20,374,801	$195,061,465
Shares issued to shareholders in reinvestment of dividends and distributions	93,461	894,406
Shares redeemed	(16,195,823)	(154,857,745)

Net increase (decrease) in shares outstanding before conversion	4,272,439	41,098,126
Shares converted into Class A (See Note 1)	20,108	192,391
Shares converted from Class A (See Note 1)	(549,534)	(5,250,386)

Net increase (decrease)	3,743,013	$36,040,131

36	MainStay Tax Advantaged Short Term Bond Fund

Class A	Shares	Amount
Year ended April 30, 2016:
Shares sold	13,492,231	$129,166,122
Shares issued to shareholders in reinvestment of dividends and distributions	25,281	242,068
Shares redeemed	(3,865,724)	(37,026,844)

Net increase (decrease) in shares outstanding before conversion	9,651,788	92,381,346
Shares converted into Class A (See Note 1)	3,138	30,129
Shares converted from Class A (See Note 1)	(8,126)	(77,960)

Net increase (decrease)	9,646,800	$92,333,515

Investor Class	Shares	Amount
Year ended April 30, 2017:
Shares sold	74,047	$710,846
Shares issued to shareholders in reinvestment of dividends and distributions	1,611	15,460
Shares redeemed	(79,445)	(761,706)

Net increase (decrease) in shares outstanding before conversion	(3,787)	(35,400)
Shares converted into Investor Class (See Note 1)	23,293	223,692
Shares converted from Investor Class (See Note 1)	(20,060)	(192,391)

Net increase (decrease)	(554)	$(4,099)

Year ended April 30, 2016:
Shares sold	74,672	$716,213
Shares issued to shareholders in reinvestment of dividends and distributions	808	7,735
Shares redeemed	(71,857)	(688,689)

Net increase (decrease) in shares outstanding before conversion	3,623	35,259
Shares converted into Investor Class (See Note 1)	8,109	77,960
Shares converted from Investor Class (See Note 1)	(3,132)	(30,129)

Net increase (decrease)	8,600	$83,090

Class I	Shares	Amount
Year ended April 30, 2017:
Shares sold	28,808,153	$276,004,994
Shares issued to shareholders in reinvestment of dividends and distributions	173,482	1,661,251
Shares redeemed	(34,268,427)	(328,050,466)

Net increase (decrease) in shares outstanding before conversion	(5,286,792)	(50,384,221)
Shares converted into Class I (See Note 1)	526,695	5,026,694

Net increase (decrease)	(4,760,097)	$(45,357,527)

Year ended April 30, 2016:
Shares sold	25,417,293	$243,521,794
Shares issued to shareholders in reinvestment of dividends and distributions	60,750	582,210
Shares redeemed	(6,694,004)	(64,109,959)

Net increase (decrease)	18,784,039	$179,994,045

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Advantaged Short Term Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2017, the results of its operations for the year ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2017

38	MainStay Tax Advantaged Short Term Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Advantaged Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered the Fund’s underperformance relative to peers over various periods and discussions with New York Life Investments regarding such underperformance. The Board further noted the changes to the Fund’s portfolio management team investment objective and investment strategies effective June 1, 2015.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in

40	MainStay Tax Advantaged Short Term Bond Fund

personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved New York Life Investments’ proposal to implement an additional expense limitation arrangement for Class I shares of the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

42	MainStay Tax Advantaged Short Term Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 79.1% of the ordinary income dividends paid during its fiscal year ended April 30, 2017 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2018, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2017. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended April 30, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of the calendar year 2017, at which time he intends to retire. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 1, 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81

The MainStay Funds:
Trustee since January 2017 (12 funds); MainStay VP Funds Trust:
Trustee since January 2017 (32 portfolios); and

MainStay DefinedTerm Municipal
Opportunities Fund: Trustee since January 2017.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, which consists of the Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

44	MainStay Tax Advantaged Short Term Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81	The MainStay Funds:
Trustee since January 2016,
Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay VP Funds Trust:
Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund:
Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky:
				Trustee since 2009.
Susan B. Kerley 8/12/51	Chairman since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81

The MainStay Funds:
Chairman since January 2017 and Trustee since 2007 (12 funds);

MainStay VP Funds Trust:
Chairman since January 2017 and Trustee since 2007 (32 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund:
Chairman since January 2017 and Trustee since 2011; and Legg Mason Partners Funds:
Trustee since 1991 (54 portfolios).

Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds); MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (32 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	Trustee since 2002***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson–United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	Trustee since 2007***	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2006 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds); MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios); MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	Trustee Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	The MainStay Funds: since 1994 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay Tax Advantaged Short Term Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds Trust, MainStay Funds and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President — Administration, MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds (since 2005) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737605 MS144-17	MSTAS11-06/17 (NYLIM) NL230

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” as defined by Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended April 30, 2017 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $214,900.

The aggregate fees billed for the fiscal year ended April 30, 2016 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $188,400.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2017; and (ii) $2,500 for the fiscal year ended April 30, 2016. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended April 30, 2017; and (ii) $0 during the fiscal year ended April 30, 2016. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended April 30, 2017; and $0 during the fiscal year ended April 30, 2016.

(e)   Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)   All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended April 30, 2017 and April 30, 2016 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended April 30, 2017; and $0 for the fiscal year ended April 30, 2016.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended April 30, 2017 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 5, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2017

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.